File No. __________

As filed with the Securities and Exchange Commission on June 20, 2023

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. __

(Check appropriate box or boxes)

BONDBLOXX ETF TRUST

(Exact Name of Registrant as Specified in Charter)

700 Larkspur Landing Circle, Suite 250

Larkspur, CA 94939

(800) 896-5089

Name and Address of Agent for Service

BondBloxx Investment Management Corporation

700 Larkspur Landing Circle, Suite 250

Larkspur, CA 94939

Copy to:

Edward Baer

Ropes & Gray LLP

Three Embarcadero Center

San Francisco, CA 94111

Approximate Date of Proposed Public Offering: As soon as

practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Shares of BondBloxx USD High Yield Bond Sector

Rotation ETF. No filing fee is due because Registrant is relying on Section 24(f) of the

Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective

on July 20, 2023 pursuant to Rule 488 under the Securities Act of 1933, as amended.

Highland/iBoxx Senior Loan ETF

a series of NexPoint Funds I

[   ], 2023

Dear Shareholder:

On behalf of the Board of Trustees of NexPoint Funds I (“Trust”), we are pleased to invite you to a Special Meeting of Shareholders (the “Special Meeting”) of the Highland/iBoxx Senior Loan ETF (ticker: SNLN) (the “Target Fund”), a series of the Trust, on [___], 2023, at the principal executive offices of the [___], located at [_____], at [____] Central Time.

We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the continuing COVID-19 endemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website [________], and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed below, in advance of the Special Meeting in the event that, as of [___], 2023, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

As discussed in more detail in the enclosed Proxy Statement/Prospectus, at the Special Meeting, the shareholders of the Target Fund will be asked to consider and vote to approve an Agreement and Plan of Reorganization (the “Agreement”) to reorganize the Target Fund with and into BondBloxx USD High Yield Bond Sector Rotation ETF (the “Acquiring Fund”), which is a newly created series of BondBloxx ETF Trust (“Acquiring Trust”) (the “Reorganization”). The Acquiring Fund will be managed by BondBloxx Investment Management Corporation (“BIM”), whereas the Target Fund is managed by NexPoint Asset Management, L.P. BIM will manage the Acquiring Fund in accordance with a different investment objective and different investment strategies, policies, and risks immediately after the Reorganization. The Board of Trustees of the Trust believes the Reorganization will benefit the Target Fund due to the Acquiring Trust’s total assets under management, bargaining power, back office services, sub advisement by Delaware Investments Fund Advisers (the “DIFA”), a series of Macquarie Investment Management Business Trust (“Macquarie”), and associated economies of scale.

Upon shareholder approval and effectiveness of the Agreement, you will receive shares of the Acquiring Fund equivalent to the value of your Target Fund shares as of the closing date of the Reorganization in complete liquidation and dissolution of the Target Fund, and you will no longer be a shareholder of the Target Fund, but will become a shareholder of the Acquiring Fund. Importantly, the proposed Reorganization will not result in any increase in shareholder fees or expenses.

YOUR VOTE IS IMPORTANT.

The Board of Trustees of the Trust believes that the proposed Reorganization is in the best interests of Target Fund shareholders and recommends that you vote “FOR” the approval of the Agreement to authorize the Reorganization.

You can vote in one of four ways:

●	By touch tone telephone;

●	By mail with the enclosed proxy card;

●	By internet through the website listed in the proxy voting instructions;

●	In person at the special shareholder meeting on [___], 2023.

Thank you for your consideration of this important proposal. If you would like additional information concerning this proposal, please call one of our service representatives at [___] , [___]. Your vote is extremely important, so please read the enclosed Proxy Statement/Prospectus carefully and submit your vote.

Sincerely,

[Title]

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

HIGHLAND/IBOXX SENIOR LOAN ETF

To Be Held on [___], [___], 2023

A special meeting (the “Meeting”) of the shareholders of the Highland/iBoxx Senior Loan ETF (the “Target Fund,”), a series of the NexPoint Funds I (the “Target Trust”) will be held on [___], [___], 2023 at [___], Central Time, at 300 Crescent Court, Suite 700, Dallas, Texas 75201 to vote on the following proposal, and any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

Proposal: Reorganization of the Highland/iBoxx Senior Loan ETF into the BondBloxx USD High Yield Bond Sector Rotation ETF

To approve an Agreement and Plan of Reorganization pursuant to which the BondBloxx USD High Yield Bond Sector Rotation ETF (the “Acquiring Fund”) would acquire all of the assets and assume all of the liabilities of the Target Fund in exchange for shares of the Acquiring Fund to be distributed pro rata by the Target Fund to its shareholders, in a complete liquidation and termination of the Target Fund.

Target Fund shareholders of record as of the close of business on [ , 2023] are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. If sufficient votes to approve the proposal are not received by the date of the Meeting or by the date of any reconvened Meeting following an adjournment, the Meeting or reconvened Meeting may be adjourned or postponed to permit further solicitations of proxies.

The Board of Trustees of the Target Trust (the “Target Trust Board”) requests that you vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope or by voting by telephone or via the internet using the instructions on the proxy card.

The Target Trust Board recommends that shareholders of the Target Fund vote “FOR” the proposal as described in the accompanying Proxy Statement/Prospectus.

If you are voting by mail, please sign and promptly return the proxy card in the postage paid return envelope regardless of the number of shares owned.

You may revoke your proxy and change your vote by:

☐	signing a proxy card with a later date and returning it before the polls close at the Meeting,

☐	voting by telephone or on the Internet before the commencement of the Meeting, or

☐	voting at the Meeting.

By order of the Board of Trustees,

/s/ Frank Waterhouse
Frank Waterhouse
Principal Executive Officer of the Target Trust [ , 2023]

Highland/iBoxx Senior Loan ETF

a series of the NexPoint Funds I

300 Crescent Court, Suite 700

Dallas, Texas 75201

The Highland/iBoxx Senior Loan ETF (the “Target Fund”), a series of NexPoint Funds I (the “Target Trust”), will hold a special meeting of shareholders (the “Special Meeting”) on [___], [___], 2023 at [   ], Central Time. The Special Meeting will be held at 300 Crescent Court, Suite 700, Dallas, Texas 75201. At the Special Meeting, shareholders of the Target Fund will be asked to consider a proposal relating to the reorganization of the Target Fund with and into the BondBloxx USD High Yield Bond Sector Rotation ETF (the “Acquiring Fund”), a series of the BondBloxx ETF Trust (the “Acquiring Trust”) (the “Reorganization”), and any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

Please refer to the enclosed Prospectus/Proxy Statement as well as the highlighted information below for details on the proposal.

Why am I being asked to vote?

Certain funds are required to obtain shareholders’ votes for certain types of events, like the one described here and in the accompanying Prospectus/Proxy Statement. As a shareholder of record as of [ , 2023] (the “Record Date”), you have a right to vote on these events, and we urge you to do so. A prompt response will save the expense of additional follow-up mailings and solicitations.

What is the proposal?

The proposal is to approve an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the Target Fund in exchange for shares of the Acquiring Fund to be distributed pro rata by the Target Fund to its shareholders, in a complete liquidation and termination of the Target Fund.

Why has the Board of Trustees of the Target Trust recommended that I vote in favor of the proposal?

●	The Board of Trustees of the Target Trust (the “Target Trust Board”) recommends that you vote in favor of the proposal because it believes it is in the best interests of the Target Fund and its shareholders.

●	NexPoint Asset Management, L.P., (“NexPoint”), the investment adviser to the Target Fund, and the Target Trust Board recently completed a strategic review of the management and operations of the Target Fund. NexPoint and the Target Trust Board recommend that you vote in favor of the proposal because they believe that the Reorganization offers the Target Fund’s shareholders the ability to continue to invest in an exchange-traded product that offers exposure to fixed income assets but now with a broader and more diverse range of assets. Target Fund shareholders who become shareholders of the Acquiring Fund also may benefit from a potentially larger fund and economies of scale leveraging the management and distribution capabilities of the Acquiring Trust.

●	After conducting an extensive search and thorough due diligence, NexPoint has proposed the Reorganization to ensure that the Target Fund shareholders who become shareholders of the Acquiring Fund benefit from a potentially larger fund and economies of scale which leverages the management and distribution capabilities of the Acquiring Trust. Specifically, NexPoint believes that BondBloxx Investment Management Corporation (“BondBloxx”) will be able to utilize its distinct fixed income expertise to offer a more diverse fixed income exchange-traded product such that Target Fund shareholders who become shareholders of the Acquiring Fund may benefit from being shareholders of a larger fund that has greater prospects for future asset growth and ability to leverage increasing economies of scale as a series of the Acquiring Trust.

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Who is the investment adviser to the Target Fund?

NexPoint serves as the investment adviser to the Target Fund and provides the day-to-day management of the Target Fund’s portfolio of securities, which includes buying and selling securities for the Target Fund and conducting investment research. Additionally, NexPoint furnishes offices, necessary facilities, equipment and personnel. Organized in February 2009, NexPoint is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of March 31, 2023, NexPoint had approximately $15.6 billion in assets under management.

Who is the investment adviser to the Acquiring Fund?

BondBloxx serves as the investment adviser to the Acquiring Fund and has overall responsibility for the general management and administration of the Acquiring Fund. As of June 1, 2023, BondBloxx and its affiliates have provided investment advisory services and have approximately $1.5 billion in assets under management.

In addition, Delaware Investments Fund Advisers (the “DIFA”), a series of Macquarie Investment Management Business Trust, serves as the investment sub-adviser to the Acquiring Fund. As of April 30, 2023, DIFA had approximately $87.1 billion in assets under management.

BondBloxx and DIFA are each registered as an investment adviser under the Advisers Act.

How will the Reorganization affect my investment?

If shareholders approve the Reorganization, you will receive shares of the Acquiring Fund. As set forth more fully in the Proxy Statement/Prospectus, the Target Fund and the Acquiring Fund have different investment objectives, principal investment strategies and principal risks. Unlike the Target Fund, the Acquiring Fund is an “actively managed” exchange traded fund (“ETF”) and does not seek to replicate the performance of a specified index. The Acquiring Fund is newly organized and operates as a “fund of funds,” meaning that it primarily invests its assets in securities of affiliated ETFs. In particular, the Acquiring Fund allocates its assets among ETFs managed by BondBloxx that each invest in U.S. dollar-denominated, high yield corporate bonds (commonly referred to as “junk bonds”) in various sectors of the fixed income securities market. As discussed in greater detail below, the Acquiring Fund has a different adviser and sub-adviser than the Target Fund. NexPoint serves as the investment adviser of the Target Fund, whereas BondBloxx serves as the investment adviser of the Acquiring Fund and DIFA serves as the investment sub-adviser to Acquiring Fund. The Target Fund has no investment sub-adviser.

The Acquiring Fund’s valuation procedures (instead of the Target Fund’s valuation procedures) will be used to value the assets of the Target Fund for purposes of the Reorganization. As a result of the Reorganization, the owners of shares of the Target Fund will become the owners of shares of the Acquiring Fund having a total net asset value (“NAV”) equal to the total NAV of his or her holdings in the Target Fund on the Closing Date (as defined herein), subject to the following: at the time of the Reorganization, the value of the assets of the Target Fund will be determined in accordance with the Acquiring Fund’s valuation procedures. Prior to the Reorganization, the Target Fund will convert substantially all of its portfolio holdings to cash or cash equivalents such that the use of Acquiring Fund’s valuation procedures are not anticipated to result in a material revaluation of Target Fund’s assets at the time of the Reorganization. Further, the Target Fund and Acquiring Fund may value fixed income securities for which market quotations are not readily available differently.

The Reorganization as set forth in the Agreement is expected to constitute a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code) (specifically under section 368(a)(1)(F)). Accordingly, no gain or loss is expected to be recognized by the Target Fund or its shareholders as a direct result of the Reorganization. In addition, the Acquiring Fund will inherit Target Fund’s capital loss carryfowards and, subject to applicable limitations under the Code, will be able to use such capital loss carryfowards to offset capital gain recognized by the Acquiring Fund. As of the Record Date, the Target Fund had [$___] in capital loss carryforwards.

It is expected that the Target Fund will distribute to its shareholders all of its taxable income, including any gains generated by the repositioning of its portfolio to cash or cash equivalents in connection with the Reorganization, as described in the following paragraph.

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It is anticipated that the Target Fund will convert substantially all of its portfolio holdings to cash or cash equivalents prior to the closing of the Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Target Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Target Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders who hold their shares in a taxable account. However, it is expected that the gain recognized on such repositioning will be offset or reduced by the Target Fund’s available capital loss carryforwards. NexPoint believes that the available capital loss carryforwards are likely to result in minimal tax impact to the Target Fund’s shareholders from such repositioning, although the tax consequences will depend on factors at the time of the repositioning and thus cannot be determined with certainty at this time. Any remaining capital loss carryforwards following the Reorganization will remain available to the Acquiring Fund.

The consummation of the Reorganization is contingent upon the receipt of a tax opinion (to be issued by Ropes & Gray LLP) addressed to the Target Fund and Acquiring Fund to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code. The tax opinion will satisfy the requirements for such legal opinion set forth in the Agreement. For more detailed information about the U.S. federal income tax consequences of the Reorganization, please refer to the section titled “THE PROPOSED REORGANIZATION – U.S. Federal Income Tax Considerations” below.

How will the Reorganization affect my fees?

The management fee of the Acquiring Fund is the same as the management fee of the Target Fund. In addition, BondBloxx has contractually agreed to maintain the total annual fund operating expenses (after fee waivers and/or expense limitations) of the Acquiring Fund at a level that will be the same or lower than those of the Target Fund for a period of at least one year after the Reorganization. This table shows (i) the current fees and expenses of the Target Fund as of December 31, 2022 and (ii) the pro forma fees and expenses of the Acquiring Fund after giving effect to the Reorganization.

	Target Fund	Acquiring Fund (pro forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value at the time of purchase or redemption, whichever is lower)	None	None
Exchange Fee	None	None
Redemption Fee	None	None

Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.97%	0.20%[3]
Expedited Settlement Facility Fees	0.02%
Remainder of Other Expenses	0.95%
Acquired (Underlying) Fund Fees and Expenses		0.35%[4]
Total Annual Fund Operating Expenses	1.42%	1.00%
Fee Waiver and/or Expense Reimbursement	(0.85)%[1]	(0.45)%[2]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.57%	0.55%

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[1]	NexPoint has contractually agreed to limit the total annual operating expenses (exclusive of taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses, extraordinary expenses and dividend expense on short sales (collectively, the “Excluded Expenses”)) of the Target Fund to 0.55% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2023, and may not be terminated prior to this date without the action or consent of the Target Fund’s Board of Trustees. Under the Expense Cap, NexPoint may recoup waived and/or reimbursed amounts with respect to the Target Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Target Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.
[2]	BondBloxx has contractually agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, and extraordinary expenses) so that the ratio of the Acquiring Fund’s net total annual operating expenses will not exceed 0.55% through [ ], 2026, subject to recapture as described below. The contractual waiver may be terminated prior to [ ], 2026 only upon written agreement of the Acquiring Trust and BondBloxx. BondBloxx is permitted to recapture amounts waived and/or reimbursed within two years after the fiscal year in which BondBloxx waived fees and/or reimbursed expenses if the Acquiring Fund’s net total annual operating expenses have fallen to a level below the limit described above. In no case will BondBloxx recapture any amount that would result, on any particular business day of the Acquiring Fund, in the Acquiring Fund’s expense ratio exceeding both (1) the expense cap in place at the time such amounts were waived and (2) the Acquiring Fund’s current expense cap.
[3]	Other Expenses are based on estimated amounts for the Acquiring Fund’s current fiscal year.
[4]	The Acquiring Fund may incur “Acquired (Underlying) Fund Fees and Expenses.” Acquired (Underlying) Fund Fees and expenses reflect the Acquiring Fund’s pro rata share of the fees and expenses incurred indirectly by the Acquiring Fund as a result of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Acquiring Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Acquiring Fund. The Acquired (Underlying) Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

When will the Reorganization occur?

If shareholders of the Target Fund approve the Reorganization, it is anticipated that the Reorganization will occur on or around [___],[___], 2023 or such other date as the parties may agree (the “Closing Date”).

Who will pay for the Reorganization?

As discussed in greater detail in the sections below entitled “Who will pay the costs of the Reorganization?” and “THE PROPOSED REORGANIZATION – Cost of the Reorganization,” NexPoint and BondBloxx will pay all of the fees, expenses, and costs incurred by the Acquiring Fund including due diligence of the Target Fund and any costs and expenses incurred in connection with the preparation of this proxy statement/prospectus.

How will your expenses change as a result of the Reorganization?

BondBloxx proposes to implement an expense limitation agreement (the “ELA”) for at least one year following the consummation of the Reorganization. BondBloxx has agreed to limit the Acquiring Fund’s net total annual operating expenses to 55 basis points, which is the same as the current expense cap limitation currently in place for the Target Fund.

How do I vote on the Reorganization?

There are several ways you can vote your shares, including in person at the Special Meeting, by mail, by telephone, or via the internet. The proxy card that accompanies this Proxy Statement/Prospectus provides detailed instructions on how you may vote your shares. If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the Reorganization of the Target Fund, as recommended by the Target Trust Board, and in its best judgment on other matters.

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You may revoke your proxy and change your vote by:

●	signing a proxy card with a later date and returning it before the polls close at the Meeting,

●	voting by telephone or on the Internet before the commencement of the Meeting, or

●	voting at the Meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card(s). Using these voting methods will help reduce the time and costs associated with this proxy solicitation. If you have questions about attending the Meeting in person, please call [____].

What will happen if shareholders of the Target Fund do not approve its Reorganization?

If the shareholders of the Target Fund do not approve the Reorganization, the Target Trust Board will consider other possible courses of action for the Target Fund, including liquidation of the Target Fund.

What if I do not wish to participate in the Reorganization?

If you do not wish to have your Target Fund shares exchanged for shares of the Acquiring Fund, you may redeem your shares prior to the consummation of the Reorganization. If you redeem your shares, and if you hold shares in a taxable account, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them. For more information please see the section below titled “THE PROPOSED REORGANIZATION – U.S. Federal Income Tax Considerations” below.

Whom do I call if I have questions about the Prospectus/Proxy Statement?

Please don’t hesitate to contact your Investment Professional or call us toll-free at [____].

Thank you in advance for your vote.

Recommendation of the Board of Trustees

After careful consideration, the Board of Trustees of the Target Trust has unanimously approved this proposal. The Board of Trustees of the Acquiring Trust has also unanimously approved this proposal. The Board of Trustees of the Target Trust recommends that you read the enclosed materials carefully and vote FOR the proposal.

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Highland/iBoxx Senior Loan ETF a series of NexPoint Funds I 300 Crescent Court, Suite 700 Dallas, Texas 75201 877-665-1287	BondBloxx USD High Yield Bond Sector Rotation ETF a series of BondBloxx ETF Trust 700 Larkspur Landing Circle, Suite 250 Larkspur, California 94939 800-896-5089

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,
DATED JUNE 20, 2023

PROXY STATEMENT/PROSPECTUS

[      , 2023]

Introduction

This Proxy Statement/Prospectus contains information that shareholders of the Highland/iBoxx Senior Loan ETF (the “Target Fund”), a series of NexPoint Funds I (the “Target Trust”), should know before voting on the proposed reorganization that is described herein (the “Reorganization”), and should be retained for future reference. This document is both the proxy statement of the Target Fund and also a prospectus for the BondBloxx USD High Yield Bond Sector Rotation ETF (the “Acquiring Fund”), a newly created series of the BondBloxx ETF Trust (the “Acquiring Trust”). The Target Fund and the Acquiring Fund are each a series of different registered open-end management investment companies.

The Reorganization will be effected pursuant to an Agreement and Plan of Reorganization (the “Agreement”). Under the Agreement, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the Target Fund’s liabilities and shares of the Acquiring Fund.

A special meeting of the shareholders of the Target Fund (the “Meeting”) will be held at 300 Crescent Court, Suite 700, Dallas, Texas 75201 on [___], [____], 2023] at [___] a.m., Central Time. At the Meeting, shareholders of the Target Fund will be asked to consider the following proposal relating to the Reorganization (the “Proposal,”), and any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

Proposal: Reorganization of the Highland/iBoxx Senior Loan ETF into BondBloxx USD High Yield Bond Sector Rotation ETF

To approve the Agreement pursuant to which the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the Target Fund in exchange for shares of the Acquiring Fund to be distributed pro rata by the Target Fund to its shareholders, in a complete liquidation and termination of the Target Fund.

The Reorganization is anticipated to be a tax-free reorganization for U.S. federal income tax purposes. For more detailed information about the U.S. federal income tax consequences of the Reorganization, please refer to the section titled “U.S. Federal Income Tax Considerations” below.

The Board of Trustees of the Target Trust (the “Target Trust Board”) has fixed the close of business on [____], 2023 as the record date (“Record Date”) for the determination of Target Fund shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders of the Target Fund on the Record Date will be entitled to one vote for each share of the Target Fund held (and a proportionate fractional vote for each fractional share). This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders, and the enclosed proxy card will be mailed on or about [____], [____], 2023, to all shareholders eligible to vote on the Proposal.

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The Target Trust Board has approved the Agreement and has determined that the Reorganization is in the best interests of the Target Fund and its shareholders. Accordingly, the Target Trust Board recommends that shareholders vote “FOR” the Proposal. If shareholders of the Target Fund do not approve its Reorganization, the Target Trust Board will consider what further action is appropriate for the Target Fund, including liquidation of the Target Fund, which would be a fully taxable redemption to shareholders.

Additional information about the Target Fund is available in the following:

1.	Summary Prospectus dated October 31, 2022 for the Target Fund, as supplemented (the “Target Fund Summary Prospectus”);

2.	Prospectus dated October 31, 2022 for the Target Fund, as supplemented (the “Target Fund Prospectus”);

3.	Statement of Additional Information dated October 31, 2022 for the Target Fund, as supplemented (the “Target Fund SAI”);

4.	The audited financial statements and related report of the independent registered public accounting firm included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended June 30, 2022 (the “Target Fund Annual Report”); and

6.	The unaudited financial statements included in the Target Fund’s Semi-Annual Report to shareholders for the fiscal period ended December 31, 2022 (the “Target Fund Semi-Annual Report”).

These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”). The Target Fund Prospectus and Target Fund Semi-Annual Report are incorporated herein by reference and are legally deemed to be part of this Proxy Statement/Prospectus, dated [___], 2023. The Statement of Additional Information (the “SAI”) to this Proxy Statement/Prospectus dated [___], 2023, also is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. The Target Fund Summary Prospectus, the Target Fund Annual Report and Target Fund Semi-Annual Report have previously been delivered to shareholders. The Target Fund Summary Prospectus, Target Fund Prospectus, Target Fund SAI, Target Fund Annual Report and Target Fund Semi-Annual Report are available on the Target Fund’s website at www.nexpointassetmgmt.com/snln-etf/. Copies of these documents are also available at no cost by calling 1-855-799-4757 or writing to the Target Fund at NexPoint Funds [___]. Additional information about the Acquiring Fund that will be included in the Acquiring Fund’s Prospectus, when available.

The file numbers for the Target Fund documents listed above are 811-21866 and 333-132400. The file numbers for the Acquiring Fund are 811-23731 and 333-258986.

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense. An investment in a fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a fund.

ii

No dealer, salesperson or any other person has been authorized to give any information or to make any representations regarding the Reorganization other than those contained in this Proxy Statement/Prospectus or related solicitation materials on file with the SEC, and you should not rely on such other information or representations.

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SUMMARY

This Summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement or incorporated by reference into this Prospectus/Proxy Statement.

If the Reorganization is approved, under the Agreement, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the Target Fund in exchange for of the Acquiring Fund’s shares to be distributed pro rata by the Target Fund to its shareholders, in a complete liquidation and termination of the Target Fund.

REASONS FOR THE PROPOSED REORGANIZATION

NexPoint Asset Management, L.P., (“NexPoint”), the investment adviser to the Target Fund, and the Target Trust Board of Trustees recently completed a strategic review of the management and operations of the Target Fund. NexPoint and the Target Trust Board recommend that you vote in favor of the proposal because they believe that the Reorganization offers the Target Fund’s shareholders the ability to continue to invest in an exchange-traded product that offers exposure to fixed income assets but now with a broader and more diverse range of assets. Target Fund shareholders who become shareholders of the Acquiring Fund also may benefit from a potentially larger fund and economies of scale leveraging the management and distribution capabilities of the Acquiring Trust.

After conducting an extensive search and thorough due diligence, NexPoint has proposed the Reorganization so that BondBloxx Investment Management Corporation (“BondBloxx”) can manage the Acquiring Fund as the successor vehicle to the Target Fund. NexPoint believes that the Reorganization will be beneficial for the continued viability of the Acquiring Fund and its ability to increase its asset following the Reorganization. Specifically, NexPoint believes that BondBloxx will be able to utilize its distinct fixed income expertise to offer a more diverse fixed income exchange-traded product such that Target Fund shareholders who become shareholders of the Acquiring Fund may benefit from being shareholders of a larger fund that has greater prospects for future asset growth and ability to leverage increasing economies of scale as a series of the Acquiring Trust.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS

This section will help you compare the investment objectives, policies and risks of the Target Fund and the Acquiring Fund (each a “Fund”, and collectively, the “Funds”). As discussed below, the Funds have different investment objectives, principal investment strategies and principal risks. While there is no assurance that either Fund will achieve its investment objectives, each Fund endeavors to do so by following the policies and strategies discussed herein. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. More complete information may be found in the prospectuses and SAIs of the Target Fund and the Acquiring Fund.

Investment Objective

The Target Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Markit iBoxx USD Liquid Leveraged Loan Index (the “Underlying Index”). The Acquiring Fund seeks to provide total return by primarily investing its assets in U.S. dollar-denominated, high yield corporate bonds in the various sectors of the fixed income securities market through other exchange-traded funds (“ETFs”).

Investment Policies and Strategies

The Target Fund invests primarily in senior loans and will, under normal circumstances, invest at least 80% of its assets (the “80% basket”) in component securities of the Underlying Index (“Component Securities”). The Target Fund may invest the remaining 20% of its assets (the “20% basket”) in securities not included in the Underlying Index, but which NexPoint believes will help the Target Fund track the Underlying Index. Meanwhile, the Acquiring Fund features different investment policies and different strategies, as it is “actively managed” and does not seek to replicate the performance of a specified index. Further, the Acquiring Fund is newly organized and operates as a “fund of funds,” meaning that it primarily invests its assets in securities of other ETFs managed by the Acquiring Fund’s adviser. The Acquiring Fund will not focus on senior loans but rather will focus its investments in ETFs that invest principally in high yield fixed income securities. The similarities and differences between the Target Fund and the Acquiring Fund are further reflected in the table below:

Target Fund	Acquiring Fund

The Fund will, under normal circumstances, invest at least 80% of its assets (the “80% basket”) in component securities of the Underlying Index (“Component Securities”). The Fund may invest the remaining 20% of its assets (the “20% basket”) in securities not included in the Underlying Index, but which NexPoint (the “Adviser”) believes will help the Fund track the Underlying Index. For example, the Fund may invest in securities that are not components of the Underlying Index to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). The Fund may invest in securities of any type and of companies of any market capitalization, market sector or industry. The Fund may use the 20% basket to invest in securities issued by other investment companies, including other exchange-traded funds. The Fund also may invest in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), and options and futures contracts on securities, interest rates, non-physical commodities and/or currencies, with the 20% basket to track the Underlying Index and as substitutes for direct investments the Fund can make. The Fund may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to hedge various investments for risk management and speculative purposes. In addition, the Fund’s 20% basket may be invested in cash and cash equivalents, including shares of money market funds advised by the Adviser or its affiliates.

Unlike many investment companies, the Fund does not try to “beat” the index it tracks. The Fund uses a passive management strategy designed to track the total return performance of the Underlying Index as a proxy for the senior secured loan universe. The Underlying Index is a subset of the Markit iBoxx USD Leveraged Loan Index. “Leveraged Loans” are loans to companies that typically already have a high amount of debt and are often characterized by lower credit ratings or higher interest rates. The Underlying Index is a rules-based index consisting of some of the largest, most liquid Leveraged Loans, as measured by the number of active market participants trading the security and the dollar face amount of outstanding senior loans issued. Currently, loans eligible for inclusion in the Underlying Index are measured by type, size, liquidity, spread, credit rating and minimum time to maturity.

The Underlying Index is sponsored by Markit Indices Limited (the “Index Provider”), an organization that is independent of the Fund and the Adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Fund is “actively managed” and does not seek to replicate the performance of a specified index. The Fund is newly organized and operates as a “fund of funds,” meaning that it primarily invests its assets in securities of other ETFs. In particular, the Fund allocates its assets among ETFs that each focus on U.S. dollar-denominated, high yield corporate bonds (commonly referred to as “junk bonds”) in the various sectors of the fixed income securities market (each, a “Sector” and collectively, the “Sectors”). As of the date of this Proxy Statement/Prospectus, the Sectors include: the Industrials, Telecom, Media & Technology, Healthcare, Financial & REIT, Energy, Consumer Cyclicals, and Consumer Non-Cyclicals Sectors. Exposure to the Sectors is obtained by investing in ETFs that invest in the specific sectors included in the ICE BofA US Cash Pay High Yield Constrained Index (the “Underlying Benchmark”), which is a rules-based index consisting of U.S. dollar-denominated below investment grade bonds (as determined by ICE Data Indices, LLC (“IDI” or “Index Provider”)). The sector classifications as determined by IDI are subject to change and are not controlled by the Fund or BondBloxx Investment Management Corporation (the “Adviser” or “BIM”), the Fund’s and the Underlying Funds’ (as defined below) investment adviser. The ETFs in which the Fund invests are: BondBloxx USD High Yield Bond Industrial Sector ETF (ticker: XHYI), BondBloxx USD High Yield Bond Telecom, Media & Technology Sector ETF (ticker: XHYT), BondBloxx USD High Yield Bond Healthcare Sector ETF (ticker: XHYH), BondBloxx USD High Yield Bond Financial & REIT Sector ETF (ticker: XHYF), BondBloxx USD High Yield Bond Energy Sector ETF |(ticker: XHYE), BondBloxx USD High Yield Bond Consumer Cyclicals Sector ETF (ticker: XHYC) and BondBloxx USD High Yield Bond Consumer Non-Cyclicals Sector ETF (ticker: XHYD) (each, an “Underlying Fund”). Each Underlying Fund is an affiliated fund advised by the Adviser.

The Adviser has retained Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust, a Delaware statutory trust (the “Sub-Adviser”), to provide the Adviser with periodic asset allocation advisory services with respect to the Underlying Funds. “Sector rotation” refers to the allocation and reallocation of Fund assets from one or more Sectors into one or more other Sectors. The Sub-Adviser makes asset allocation recommendations among the Underlying Funds based on its fundamental investment approach that takes into consideration the analysis of macroeconomic, financial and market data to formulate decisions regarding the recommended sector allocation(s) within the portfolio, which may result in the allocation and reallocation of Fund assets from one or more Sectors into one or more other Sectors.

The Sub-Adviser’s recommended allocations may attempt to enhance returns relative to the Underlying Benchmark by overweighting and underweighting exposure to the Sectors and this may consequently increase or reduce the Fund’s overall exposure to certain Underlying Funds. It is possible the Fund may not have exposure to all Sectors or Underlying Funds at all times.

The Adviser uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may, but is not required to, hold all of the securities in the Underlying Index. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of the Underlying Index. The Adviser expects that, over time, the Fund’s tracking error will not exceed 5%. Funds that employ a representative sampling strategy may incur tracking error risk to a greater extent than funds that seek to replicate an index.

The Component Securities primarily consist of senior loans (“Senior Loans”) to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries and geographic regions, which may include emerging markets (“Borrowers”). The Fund will, under normal circumstances, invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes) in Senior Loans. Senior Loans, at the time of the Fund’s purchase, have the most senior position in a Borrower’s capital structure or share the senior position with other senior debt securities of the Borrower. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions (the “Lenders”) represented in each case by one or more such Lenders acting as agent (the “Agent”) of the several Lenders. On behalf of the Lenders, the Agent is primarily responsible for negotiating the loan agreement (“Loan Agreement”) that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the Lenders. The Component Securities in which the Fund will invest are expected to be below investment grade securities (also known as “high yield securities” or “junk securities”). Such securities are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but deemed by the Adviser to be of comparable quality. The Underlying Index may include, and the Fund may acquire and retain in its portfolio, below investment grade or unrated securities, including loans of Borrowers that are insolvent or in default, provided that all criteria of the Underlying Index, including liquidity requirements, are met.

The Adviser typically rebalances the Fund’s portfolio of Underlying Funds on a monthly basis after receiving asset allocation recommendations from the Sub-Adviser, although rebalancing may occur more or less frequently depending on market conditions. As a result of frequent rebalances, the Fund may experience a high turnover rate.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) directly or indirectly through the Underlying Funds, in high yield bonds issued by U.S. companies. High yield bonds are below investment grade securities (sometimes referred to as “junk bonds”) that are rated below “BBB-” by S&P Global Ratings and Fitch or below “Baa3” by Moody’s or similar securities that are unrated but considered to be of equivalent quality by BIM. The Fund may also invest up to 20% of its net assets in certain futures, options and swap contracts, U.S. Treasury obligations, U.S. Government obligations, U.S. agency securities, securities of other registered investment companies, cash and cash equivalents.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers than a diversified fund.

The Fund may invest in participations (“Participations”) in Senior Loans and may purchase assignments (“Assignments”) of portions of Senior Loans from third parties. Senior Loans often are secured by specific assets of the Borrower, although the Fund may invest without limitation in Senior Loans that are not secured by any collateral. The Fund is a non-diversified fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), but intends to adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest 25% or more of the value of its assets in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries. The Fund is not intended to be a complete investment program. Except for investment restrictions designated as fundamental in this Prospectus or in the Fund’s Statement of Additional Information (“SAI”), the investment policies described in this Prospectus or the Fund’s SAI are not fundamental and may be changed without shareholder approval.

The Adviser expects that the Fund’s active or frequent trading of portfolio securities will result in a portfolio turnover rate in excess of 100% on an annual basis. As a result, the Fund may be more likely to realize capital gains, including short-term capital gains taxable as ordinary income, that must be distributed to shareholders as taxable income. High turnover may also cause the Fund to pay more brokerage commissions and to incur other transaction costs, which may detract from performance. The Fund’s portfolio turnover rate and the amount of brokerage commissions and transaction costs it incurs will vary over time based on market conditions.

COMPARISON OF INVESTMENT RISKS

The risks for the Target Fund and Acquiring Fund are generally similar, although there are certain differences due to the Acquiring Fund’s investment objective and strategy being different from the Target Fund in that the Acquiring Fund will be exposed to the specific risks applicable to a high yield bond sector rotation strategy. In contrast, the Target Fund invests at least 80% of its assets in senior loans to domestic and foreign corporations and accordingly has more concentrated exposure to the senior loan asset class. Because the Acquiring Fund will attempt to seek its investment objective by investing in underlying USD High Yield Bond Sector ETFs, the risk factors described for the Acquiring Fund also include the risks factors of the underlying ETFs.

In addition, there are certain additional differences in the language of the applicable risks attributable primarily due to the fact that the Target Fund is part of the NexPoint “family” of funds and the Acquiring Fund is part of the BondBloxx “family” of funds. Below is a matrix comparing the investment risks applicable to the Target Fund and Acquiring Fund. Many of these differences reflect non-substantive differences in the approach to disclosure taken by the Target Fund and the Acquiring Fund. The actual risks of investing in each Fund depend on the securities held in the Fund’s portfolio and on market conditions, both of which change over time. Additionally, note that the Funds may describe or categorize the same risks differently. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. Each principal risk of the Target Fund and Acquiring Fund is described in more detail below. A discussion of the principal risks associated with an investment in Target Fund may be found in the Target Fund’s prospectus.

Comparison of Investment Risks

	Target Fund	Acquiring Fund
Senior Loans Risk

The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. As with any debt instrument, Senior Loans are generally subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, Senior Loans may not mitigate price declines in a rising long-term interest rate environment. The secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a loan, and could adversely affect the Fund’s income. The volume and frequency of secondary market trading in such loans varies significantly over time and among loans. Although Senior Loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of a default or that such collateral could be readily liquidated.

LIBOR has historically been the most common benchmark interest rate index used to make adjustments to variable-rate loans; however, due to manipulation allegations in 2012 and reduced activity in the financial markets that it measures, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. Please refer to “LIBOR Transition and Associated Risk” for more information.

No corresponding risk factor.
Telecommunications Sector Risk	The Fund may be impacted by risks faced by companies in the telecommunications services industry, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and new services using new technology; and technological innovations that may make various products and services obsolete.	See “Investment in the Underlying Funds Risks—Telecom, Media and Technology Sector Risk” above.

Exchange-Traded Funds Risk/ Exchange-Traded Fund (ETF) and Other Investment Company Risk

The price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and indirectly bear similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

The Fund may invest in shares of other investment companies and ETFs, including the affiliated Underlying Funds. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF or investment company’s investments. The price and movement of an ETF designed to track an index may not track the index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Certain ETFs traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.
Affiliated ETF Risk	No corresponding risk factor.	The Adviser receives advisory fees from the Underlying Funds. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Adviser fulfills its fiduciary duties to the Fund and the Underlying Funds. The Adviser may have an incentive to take into account the effect on an Underlying Fund in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Fund. In addition, the fees payable to the Adviser by certain of the Underlying Funds may be higher than the fee payable by the Fund. However, the Adviser has a fiduciary duty to act in the Fund’s best interests when selecting the Underlying Funds.
Asset Class Risk	Securities and other assets in an Underlying Fund’s underlying index or in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.	Securities and other assets in an Underlying Fund’s underlying index or in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Asset Allocation Risk	No corresponding risk factor.	The Fund’s investment performance depends upon the successful allocation by the Adviser of the Fund’s assets among the Sectors after Adviser receives asset allocation recommendations from the Sub-Adviser. There is no guarantee that the allocation techniques and decisions made in connection therewith will produce the desired results. Any imperfections, errors or limitations in the allocation techniques and decisions made could result in investment outcomes different from or opposite to those expected or desired by the Fund.

Authorized Participant Concentration Risk	No corresponding risk factor.

Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and Authorized Participants are not obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable or unwilling to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is willing or able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Cash Transaction Risk

Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the Fund’s investments. As a result, investments in Fund shares may be less tax-efficient than investments in conventional ETFs. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the Fund to recognize gains or losses that it might not have incurred if it had made a redemption in-kind.

No corresponding risk factor.
Call Risk	No corresponding risk factor.	During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower interest rates, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Commodities Risk

Commodities markets historically have been extremely volatile, and the performance of securities and other instruments that provide exposure to those markets therefore also may be highly volatile. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Commodity linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price changes. Commodity-linked derivative instruments may employ leverage, which creates the possibility for losses greater than the amount invested.

No corresponding risk factor.

Industry Concentration Risk/Concentration Risk

Because the Fund may invest 25% or more of the value of its assets in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries, the Fund’s performance largely depends on the overall condition of such industry or group of industries and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with that industry or group of industries.

Concentration Risk. It is possible the Fund may not have exposure to all Sectors or Underlying Funds at all times. Accordingly, the Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that, based on the Fund’s exposure to certain Sectors or Underlying Funds at various times, the Fund’s investments are concentrated in the securities and/or other assets of a particular issuer or issuers, sector, sub-sector, market segment, market, industry, group of industries, country, group of countries, region or asset class.

Each Underlying Fund has an industry concentration policy such that the Underlying Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its underlying index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and tax exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

To the extent the Fund invests more heavily in particular sectors, sub-sectors, industries, groups of industries, asset classes, markets, regions, countries, or groups of countries, its performance will be especially sensitive to developments that significantly affect those sectors, sub-sectors, industries, asset classes, markets, regions, or countries. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors, sub-sectors, industries, asset classes, markets, regions, or countries. An individual sector, sub-sector, industry, group of industries, asset-class, market, region, country, or group of countries may outperform the broader market during particular periods, but may do so with considerably greater volatility than the broader market. In addition, the several industries that constitute a sector or sub-sector or the several countries or markets that constitute a region or group of countries may all react similarly to economic, political, regulatory or other market events. The Fund’s performance could also be affected if the sectors, sub-sectors, industries, asset classes, markets, regions, or countries do not perform as expected. Alternatively, a lack of exposure to one or more other sectors, sub-sectors, industries, asset classes, markets, regions, or countries may adversely affect performance.

Counterparty Risk	A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer’s or counterparty’s financial condition and on the terms of an obligation. The Fund invests in fixed income securities of high yield issuers that may exhibit higher levels of credit risk than other types of fixed income instruments.

Covenant-Lite Loans Risk	Loans in which the Fund invests include covenant-lite loans, which carry more risk to the lender than traditional loans as they may contain fewer or less restrictive covenants on the borrower than traditionally included in loan documentation or may contain other borrower-friendly characteristics. The Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant-lite loans and debt securities than its holdings of loans or securities with the usual covenants.	No corresponding risk factor.
Credit Risk	Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer’s or counterparty’s financial condition and on the terms of an obligation. The Fund expects to invest in fixed income securities of high yield issuers that may exhibit higher levels of credit risk than other types of fixed income instruments.	Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer’s or counterparty’s financial condition and on the terms of an obligation. The Fund invests in fixed income securities of high yield issuers that may exhibit higher levels of credit risk than other types of fixed income instruments.
Cybersecurity Risk	See “Operational and Technology Risk” below.	Failures or breaches of the electronic or computer systems of the Fund, the Fund’s adviser, distributor, and Underlying Fund’s index provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of an Underlying Fund’s index provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Debt Securities and Leveraged Loans Risk

The value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Leveraged Loans are subject to the same risks typically associated with debt securities. In addition, Leveraged Loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of Leveraged Loans. Leveraged Loans are also especially subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate.

Because loans are not ordinarily registered with the Securities and Exchange Commission (the “SEC”) or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud protections of the federal securities laws and, as a result, as a purchaser of these instruments, the Fund may not be entitled to the antifraud protections of the federal securities laws. In the course of investing in such instruments, the Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, it may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for it to do so. Alternatively, the Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that it may have less information about such issuers than other investors who transact in such assets.

No corresponding risk factor.

Derivatives Risk	Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. In addition, changes in laws or regulations may increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.	No corresponding risk factor.
Emerging Markets Risk	Emerging Markets Risk is the risk of investing in securities of issuers tied economically to emerging markets, which entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Foreign Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.	No corresponding risk factor.

Fixed Income Market Risk

Fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods. Beginning in March 2022, the U.S. Federal Reserve (the “Fed”) began increasing interest rates and has signaled the potential for further increases. It is difficult to accurately predict the pace at which the Fed will increase interest rates any further, or the timing, frequency or magnitude of any such increases, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such increases generally will cause market interest rates to rise, which will cause the value of a Fund’s debt securities to fall. Rising market interest rates could have unpredictable effects on the markets and may expose fixed income and related markets to heightened volatility, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, potential future changes in government policy may affect interest rates.

See “Interest Risk” below.
Focused Investment Risk	The Fund’s investments in Senior Loans arranged through private negotiations between a Borrower and several financial institutions may expose the Fund to risks associated with the financial services industry. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of Borrowers can negatively affect financial services companies.	See “Concentration Risk” above.

Foreign Securities Risk	Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, investments by the Fund in non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries on dividends, interest, capital gains, or other income or proceeds. Those taxes will reduce the Fund’s yield on any such securities.	No corresponding risk factor.
High Yield Securities Risk	Below investment grade securities or unrated securities of similar credit quality (commonly known as “high-yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Securities that are rated below investment-grade (sometimes referred to as “junk bonds,” which may include those bonds rated below “BBB-” by S&P Global Ratings and Fitch or below “Baa3” by Moody’s), or similar securities that are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in the NAV of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities because there may be no established secondary market. Investments in high-yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities could experience sudden and sharp volatility, which is generally associated more with investments in stocks.

High yield securities that are unrated expose investors to risks with respect to capacity to pay interest or repay principal that are similar to the risks of below investment grade bonds. Evaluation of these securities is dependent on BIM’s judgment, analysis and experience in the evaluation of such securities.

LIBOR Transition and Associated Risk/IBOR Risk

LIBOR is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association. LIBOR has historically been the most common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements.

Due to manipulation allegations in 2012 and reduced activity in the financial markets that it measures, in July 2017, the FCA, the United Kingdom financial regulatory body, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid U.S. LIBOR maturities on June 30, 2023. It is expected that market participants have transitioned or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication date. Additionally, although regulators have encouraged the development and adoption of alternative rates, such as the Secured Overnight Financing Rate (“SOFR”), the future utilization of LIBOR or of any particular replacement rate remains uncertain.

It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known.

The risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as the Euro Overnight Index Average or “EONIA”) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

Income Risk	No corresponding risk factor.

The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in an Underlying Fund’s underlying index are substituted, or the Fund otherwise needs to purchase additional bonds.

Inflation Risk	No corresponding risk factor.

Inflation is a sustained rise in overall price levels. Moderate inflation is associated with economic growth, while high inflation can signal an overheated economy. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money (i.e., as inflation increases, the values of the Fund’s assets can decline). Inflation poses a “stealth” threat to investors because it reduces savings and investment returns. Central banks, such as the U.S. Federal Reserve, generally attempt to control inflation by regulating the pace of economic activity. They typically attempt to affect economic activity by raising and lowering short-term interest rates. At times, governments may attempt to manage inflation through fiscal policy, such as by raising taxes or reducing spending, thereby reducing economic activity; conversely, governments can attempt to combat deflation with tax cuts and increased spending designed to stimulate economic activity. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. This risk is greater for fixed-income instruments with longer maturities.

Illiquid and Restricted Securities Risk/ Illiquid Investments Risk

The Adviser may not be able to sell illiquid or restricted securities, such as securities issued pursuant to Rule 144A of the Securities Act of 1933, at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers and emerging or developing markets securities in particular, are subject to greater liquidity risk.

The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV. The high yield securities in which the Fund invests may experience greater liquidity challenges than other types of securities during periods of market stress.

Pandemics and Associated Economic Disruption/Infectious Illness Risk	An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally (“COVID-19”). This coronavirus has resulted in and may continue to result in the closing of borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted and may continue to result in a substantial economic downturn. Health crises caused by outbreaks of disease, such as the coronavirus, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and impact the Fund’s ability to complete repurchase requests. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests, lines of credit available to the Fund and may lead to losses on your investment in the Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund and its investments and may impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.

Intellectual Property Risk	The Adviser relies on a license, which may be terminated by the Index Provider that permits the Fund to use the Underlying Index and associated trade names, trademarks and service marks (the “Intellectual Property”) in connection with the name and investment strategies of the Fund. In the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund.	No corresponding risk factor.

Interest Rate Risk

Fixed income securities may decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates.

Loans in which the Fund will invest generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally are the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more major United States banks (“Prime Rate”) or the certificate of deposit (“CD”) rate or other base lending rates used by commercial Lenders. Due to manipulation allegations in 2012 and reduced activity in the financial markets that it measures, in July 2017, the FCA, the United Kingdom financial regulatory body, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. Please refer to “LIBOR Transition and Associated Risk” for more information.

During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. Recently, inflation levels have been at their highest point in nearly 40 years, and the U.S. Federal Reserve has begun a campaign to raise certain benchmark interest rates in an effort to combat inflation. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund.
Investments in the Underlying Funds Risk	No corresponding risk factor.	The Fund invests a substantial portion of its assets in the Underlying Funds. Accordingly, the Fund’s investment performance will be directly related to the performance of the Underlying Funds, and the Fund is subject to the risk factors associated with the investments of the Underlying Funds and will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets allocated to each. To the extent the Fund is exposed more heavily to one or more particular Sectors, its performance will be especially sensitive to risks associated with those Sectors, which include:

●	Industrial Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

●	Telecom, Media and Technology Sector Risk. The telecom, media and technology sector consists of a number of sub-sectors, including the telecommunications, communication services, technology and electronics and media sub-sectors. These sectors are subject to the risks of rapid innovation and obsolescence cycles, intellectual property theft, government regulation, cybersecurity incidents and labor force challenges, among others. There is significant competition for technological advances, and issuers that fail to innovate will be adversely impacted. In addition, issuers in certain sub-sectors require substantial capital investments to develop products and services.

●	Healthcare Sector Risk. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient and tele-health services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments.

●	Financial Sector Risk. The financial sector consists of numerous sub-sectors, including the banking, financial services, insurance and REIT sub-sectors. Companies in the financial sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. Certain risks may impact the value of investments in the financial sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financial sector generally. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. The financial sector is particularly sensitive to fluctuations in interest rates. Events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments. The financial sector is also a target for cyberattacks, and may experience technology malfunctions and disruptions. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.

●	Energy Sector Risk. The energy sector consists of a number of sub-sectors, including the exploration & production, gas distribution, oil field equipment & services, and oil refining & marketing sub-sectors. The success of companies in the energy sector may be cyclical and highly dependent on energy prices. The market value of securities issued by companies in the energy sector may decline for the following reasons, among others: changes in the levels and volatility of global energy prices, energy supply and demand, geopolitical instability and capital expenditures on exploration and production of energy sources; exchange rates, interest rates, economic conditions, and tax treatment; regulation of energy production and the cost and availability of government subsidies; and energy conservation efforts, increased competition and technological advances. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies.

●	Consumer Cyclicals Sector Risk. The consumer cyclicals sector consists of a number of sub-sectors, including the automotive, consumer discretionary, leisure, real estate development and management, department store and specialty retail sub-sectors. The success of consumer cyclical companies is tied closely to the performance of domestic and international economies, exchange rates, interest rates, competition, consumer confidence, changes in demographics and preferences. Companies in the consumer cyclicals sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

●	Consumer Non-Cyclicals Sector Risk. The consumer non-cyclicals sector consists principally of consumer staples companies that operate in numerous sub-sectors, including the consumer goods, discount stores, food & drug retail, restaurants, and utilities sub-sectors. Investments in the consumer non-cyclicals sector involve risks associated with companies that manufacture products and provide discretionary services directly to the consumer. Performance of companies in the consumer non-cyclicals sector may be adversely impacted by fluctuations in supply and demand, changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer non-cyclicals sector are also affected by global economic, environmental and political events, and economic conditions. The products of consumer non-cyclical companies are subject to government regulation which may negatively impact such companies’ performance.

A strategy used by the Underlying Funds may fail to produce the intended results. If the Fund has allocated a higher portion of its net assets to a particular Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund and may be more susceptible to losses because of these developments. The Fund’s ability to achieve its investment objective will depend on the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund can be achieved. With respect to the Underlying Funds, which are all designed to track an index, the price and movement of an ETF designed to track an index may not track the index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Certain ETFs traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

The Fund’s NAV will change with changes in the value of the Underlying Funds and other investments based on their market valuations. See “—Exchange-Traded Fund (ETF) and Other Investment Company Risk” below. An investment in the Fund will entail more costs and expenses than a direct investment in the Underlying Funds.
Issuer Risk	No corresponding risk factor.

The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Lender Liability Risk

A number of judicial decisions have upheld the right of Borrowers to sue lending institutions on the basis of various evolving legal theories founded upon the premise that an institutional Lender has violated a duty of good faith and fair dealing owed to the Borrower or has assumed a degree of control over the Borrower resulting in a creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund or the Adviser could be subject to such liability.

No corresponding risk factor.
Limited Information Risk	The types of Senior Loans in which the Fund will invest historically may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities.	No corresponding risk factor.

Liquidity Risk	Liquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions. Because loan transactions often take longer to settle than transactions in other securities, the Fund may not receive the proceeds from the sale of a loan for a significant period of time. As a result, the Fund may maintain higher levels of cash and short-term investments than mutual funds that invest in securities with shorter settlement cycles and/or may enter into a line of credit to permit the Fund to finance redemptions pending settlement of the sale of portfolio securities, each of which may adversely affect the Fund’s performance. No assurance can be given that these measures will provide the Fund with sufficient liquidity in the event of abnormally large redemptions.	No corresponding risk factor.
Loan Participation Risk	In addition to the risks typically associated with debt securities, Participations involve the risk that there may not be a readily available market for Participation interests and, in some cases, the Fund may have to dispose of such securities at a substantial discount from face value. Participations also involve the credit risk associated with the underlying corporate borrower.	No corresponding risk factor.
Management Risk	Management risk is the risk associated with the fact that the Fund relies on the Adviser’s ability to achieve its investment objective. The Adviser may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio manager uses qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio manager to implement strategies.

Because BIM uses a representative sampling indexing strategy, an Underlying Fund may not be able to fully replicate its underlying index and may hold securities not included in the underlying index. As a result, the Fund is subject to the risk that BIM’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Price Variance Risk/Market Trading Risk

Fund shares will be listed for trading on NASDAQ, Inc. (the “Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of shares will fluctuate in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of Shares may deviate significantly from NAV during periods of market volatility. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, the securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares’ NAV may widen. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The bid/ask spread of the Fund may be wider in comparison to the bid/ask spread of other ETFs, given the liquidity of the Fund’s assets. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those purchasing and redeeming directly with the Fund.

The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares or the Fund’s underlying portfolio securities, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. Accordingly, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV, or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Non-Diversification Risk

An investment in the Fund could fluctuate in value more than an investment in a diversified fund. As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

No Operating History	No corresponding risk factor.	As a newly organized entity, the Fund has no operating history. The Fund’s shares have no history of public trading.

Non-Payment Risk	Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s NAV and the market price of the Fund’s shares.	No corresponding risk factor.
Ongoing Monitoring Risk

Ongoing monitoring risk is the risk associated with ongoing monitoring of the Agent. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. Financial difficulties of Agents can pose a risk to the Fund. Unless, under the terms of the loan, the Fund has direct recourse against the Borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower.

No corresponding risk factor.
Operational and Technology Risk/Operational Risk	Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.	The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, Authorized Participants, market makers, counterparties or other third-parties, failed or inadequate processes and computer, technology or systems failures. The Fund and BIM seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Options Risk	Options, such as covered calls and covered puts, are subject to the risk that significant differences between the securities and options markets could result in an imperfect correlation between these markets.	No corresponding risk factor.
Passive Investment Risk	The Fund is not actively managed and NexPoint does not attempt to take defensive positions under any market conditions, including during declining markets.	No corresponding risk factor.
Portfolio Turnover Risk	High portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.	High portfolio turnover (considered by the Fund and the Underlying Funds to mean higher than 100% annually) may result in increased transaction costs to the Fund or an Underlying Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.

Prepayment Risk	During periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may result in a decrease in the Fund’s income.	No corresponding risk factor.
Privately Issued Securities Risk	No corresponding risk factor.	The Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933 Act, as amended (the “1933 Act”). Privately issued securities are securities that have not been registered under the 1933 Act and as a result may be subject to legal restrictions on resale. Privately issued securities are generally not traded on established markets. As a result of the absence of a public trading market, privately issued securities may be deemed to be illiquid investments, may be more difficult to value than publicly traded securities and may be subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.
Regulatory Risk

To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected.

In addition, such requirements or restrictions may reduce or eliminate sources of financing for affected Borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell Senior Loan interests in a manner that results in a price that, in the opinion of the Adviser, is not indicative of fair value. Were the Fund to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to the Senior Loan interest, the price at which the Fund could consummate such a sale might be adversely affected. See “Industry Concentration Risk” above.

No corresponding risk factor.

Risk of Investing in the United States	No corresponding risk factor.	Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure. In addition, a natural disaster could occur in a geographic region of the United States in which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in, or which are exposed to, the affected region.
Securities Market Risk/Market Risk

The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, the advent of significant inflation, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Stop Order Risk

During periods of high market volatility, a Fund share may trade at a significant discount to its NAV, and in these circumstances certain types of brokerage orders may expose an investor to an increased risk of loss. A “stop order,” sometimes called a “stop-loss order,” may cause a Fund share to be sold at the next prevailing market price once the “stop” level is reached, which during a period of high volatility can be at a price that is substantially below NAV. By including a “limit” criteria with a brokerage order, a shareholder may be able to limit the size of the loss resulting from the execution of an ill-timed stop order, although no assurance can be given that inclusion of limit criteria will benefit the shareholder.

No corresponding risk factor.

Swaps Risk	Swap risk involves both the risks associated with an investment in the underlying investments or instruments (including equity investments) and counterparty risk. In a standard over-the-counter (“OTC”) swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount calculated based on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investments in securities, because swaps may be leveraged and OTC swaps are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. Certain swap transactions, including certain classes of interest rate swaps and credit default swaps, may be subject to mandatory clearing and exchange trading, although the swaps in which the Fund will invest are not currently subject to mandatory clearing and exchange trading. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund.	No corresponding risk factor.
Tracking Error Risk

The performance of the Fund may diverge from that of the Underlying Index. Because the Fund employs a representative sampling strategy, the Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Adviser may not be able to cause the Fund’s performance to correlate to that of the Underlying Index, either on a daily or aggregate basis.

Because the Underlying Index rebalances monthly but the Fund is not obligated to do the same, the risk of tracking error may increase following the rebalancing of the Underlying Index.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any investment company, there is no guarantee that the Fund will achieve its goal.

No corresponding risk factor.

Valuation Risk	No corresponding risk factor.

The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by an Underlying Fund’s underlying index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by a lack of current market prices, technological issues or errors by pricing services or other third-party service providers.

COMPARISON OF INVESTMENT LIMITATIONS

The Fund has fundamental investment limitations which cannot be changed without shareholder approval, and non-fundamental investment limitations which may be changed with board approval but without shareholder approval. The summary below is qualified in its entirety by the description of the fundamental limitations of the Target Fund and the Acquiring Fund.

The limitations for the Target Fund and Acquiring Fund are generally similar, although there are certain differences in the language and templates of the applicable policies attributable primarily to the fact that the Target Fund is part of the NexPoint “family” of funds and the Acquiring Fund is part of the BondBloxx “family” of funds. For example, a Fund may frame a policy as “to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom,” while the other Fund frames the policy using applicable language from the 1940 Act and such rules, regulations and exemptions. Additionally, a Fund may include non-fundamental policies that restate requirements under the 1940 Act and the rules thereunder (such as a 15% limit on investing in illiquid securities) while the other Fund does not restate such requirement, but is otherwise still subject to the same requirement. To the extent the Target Fund and the Acquiring Fund have similar limitations, but one Fund’s limitation is fundamental, while the other Fund’s is non-fundamental, this represents a difference as to whether shareholder approval is required to change such limitation.

Key differences between the fundamental and non-fundamental policies of the Target Fund and the Acquiring Fund are summarized below:

FUNDAMENTAL POLICIES COMPARISON

	Target Fund	Acquiring Fund
Lending	The Fund may not lend any property or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties (including the value of collateral received for loans of portfolio securities), but this limitation does not apply to the purchase of debt securities and other Senior Loans in which it is authorized to invest in accordance with its investment objective and policies or to repurchase agreements.	The Fund may make loans to the extent permitted by applicable law.
Concentration	The Fund may not purchase any security that would cause the Fund to concentrate (invest 25% or more of its total assets) in securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this restriction as applied to the Fund, senior loans and loan participations will be considered investments in the industry of the underlying borrower, rather than that of any agent that administers the senior loan or the seller of the loan participation.	The Fund will not concentrate its investments in a particular industry or group of industries, as that term is used in the 1940 Act, except that the Fund will concentrate to approximately the same extent that an Underlying Fund’s underlying index concentrates in the securities of a particular industry or group of industries.
Underwriting	The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”).	The Fund may underwrite securities to the extent permitted by applicable law.
Real Estate	The Fund many not purchase or sell real estate, except that the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) hold for prompt sale, real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it.	The Fund may purchase, sell or hold real estate to the extent permitted by applicable law.
Senior Securities/Borrowing	The Fund may not issue senior securities or borrow in excess of the amounts permitted by the 1940 Act.	The Fund may borrow money and issue senior securities to the extent to the extent permitted by applicable law.
Commodities	The Fund may not purchase or sell commodities or commodity contracts, but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and	The Fund may purchase or sell commodities or commodity contracts to the extent permitted by applicable law.

NON-FUNDAMENTAL POLICIES COMPARISON

The non-fundamental policies of the Funds are discussed below. While the Target Fund and Acquiring Fund have different non-fundamental policies, the Target Fund does not believe that such differences are material.

Target Fund

●	The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments that are illiquid;

●	The Fund may not acquire securities of other investment companies, except as permitted by the 1940 Act (currently under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased, and may also invest in other investment companies pursuant to exemptions provided in or under the 1940 Act and in accordance with no-action positions of the staff of the SEC);

●	The Fund may not borrow on margin, notwithstanding the Fund’s fundamental investment restriction, unless such activity is permitted by applicable law; and

●	If the Fund is invested in by another series of the Trust or by a series of NexPoint Funds II in reliance on Section 12(d)(1)(G), it may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Acquiring Fund

●	The Fund has adopted a non-fundamental policy not to make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s Prospectus and SAI, as amended from time to time, and by applicable law.

●	The Fund has also adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control, or purchase or otherwise acquire any illiquid investment, except as permitted under the 1940 Act, which currently limits the Fund’s holdings in illiquid investments to 15% of the Fund’s net assets. BIM monitors Fund holdings in illiquid investments pursuant to the Liquidity Program. Except with regard to the fundamental policy relating to senior securities set forth in (3) above for all Fund, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

●	The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated high yield corporate bonds, either directly or indirectly through the Underlying Funds, in high-yield securities of U.S. companies. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, an 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

COMPARATIVE FEE TABLES

The Target Fund and Acquiring Fund incur certain expenses in their operations, and, investors pay fees and expenses to buy, hold and sell shares of a Fund.

Shareholder Fees and Annual Fund Operating Expenses

The following tables compare the current shareholder fees and expense ratios of the Target Fund as of December 31, 2022, against the anticipated expense ratios of Acquiring Fund, including on a pro forma basis after giving effect to the Reorganization. Any “fee limits” disclosed in a footnote to the charts below for the Target Fund (which were taken from the prospectus fee tables) will be in effect for at least one year from the Closing Date (as defined herein).

These tables describe the fees and expenses that you may pay if you buy, hold and sell the applicable classes of the Funds. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and expense examples below.

Target Fund
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value at the time of purchase or redemption, whichever is lower)	None
Exchange Fee	None
Redemption Fee	None

Management Fee	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.97%
Expedited Settlement Facility Fees	0.02%
Remainder of Other Expenses	0.95%
Total Annual Fund Operating Expenses	1.42%
Expense Reimbursement	(0.85)%[1]
Total Annual Fund Operating Expenses After Expense Reimbursement	0.57%

Acquiring Fund (pro forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value at the time of purchase or redemption, whichever is lower)	None
Exchange Fee	None
Redemption Fee	None

Management Fee	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.20%[3]
Acquired (Underlying) Fund Fees and Expenses	0.35%[4]
Total Annual Fund Operating Expenses	1.00%
Fee Waiver and/or Expense Reimbursement	(0.45)%[2]
Total Annual Fund Operating Expenses After Expense Reimbursement	0.55%

[1]	NexPoint has contractually agreed to limit the total annual operating expenses (exclusive of taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses, extraordinary expenses and dividend expense on short sales (collectively, the “Excluded Expenses”)) of the Target Fund to 0.55% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2023, and may not be terminated prior to this date without the action or consent of the Target Fund’s Board of Trustees. Under the Expense Cap, NexPoint may recoup waived and/or reimbursed amounts with respect to the Target Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Target Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.
[2]	BondBloxx has contractually agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, and extraordinary expenses) so that the ratio of the Acquiring Fund’s net total annual operating expenses will not exceed 0.55% through [ ], 2026, subject to recapture as described below. The contractual waiver may be terminated prior to [ ], 2026 only upon written agreement of the Acquiring Trust and BondBloxx. BondBloxx is permitted to recapture amounts waived and/or reimbursed within two years after the fiscal year in which BondBloxx waived fees and/or reimbursed expenses if the Acquiring Fund’s net total annual operating expenses have fallen to a level below the limit described above. In no case will BondBloxx recapture any amount that would result, on any particular business day of the Acquiring Fund, in the Acquiring Fund’s expense ratio exceeding both (1) the expense cap in place at the time such amounts were waived and (2) the Acquiring Fund’s current expense cap.
[3]	Other Expenses are based on estimated amounts for the Acquiring Fund’s current fiscal year.
[4]	The Acquiring Fund may incur “Acquired (Underlying) Fund Fees and Expenses.” Acquired (Underlying) Fund Fees and expenses reflect the Acquiring Fund’s pro rata share of the fees and expenses incurred indirectly by the Acquiring Fund as a result of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Acquiring Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Acquiring Fund. The Acquired (Underlying) Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) the Fund’s operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement described above. Your actual costs may be higher or lower. Investors in the Fund may pay brokerage commissions on their purchases and sales of Fund shares, which are not included in the examples below.

	1 Year	3 Years	5 Years	10 Years
Target Fund	$58	$366	$695	$1,628
Acquiring Fund	$58	$190	N/A	N/A

PORTFOLIO TURNOVER

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect each Fund’s performance. During the most recent fiscal year or period, each Fund’s portfolio turnover rate was the following percentage of the average value of its portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Target Fund	157%
Acquiring Fund*	N/A

*	Portfolio turnover information for the Acquiring Fund is not presented because the Acquiring Fund had not commenced investment operations.

COMPARISON OF POTENTIAL RISKS AND REWARDS; PERFORMANCE INFORMATION

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Target Fund by showing the Target Fund’s investment results from November 6, 2012 (commencement of operations) through December 31, 2022 and how the Target Fund’s average annual returns for various periods compare with a broad measure of market performance. As with all mutual funds, the Target Fund’s past performance (before and after taxes) does not predict how the Target Fund will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions. The Target Fund’s performance reflects applicable fee waivers and/or expense limitations in effect during the periods presented, without which returns would have been lower. Updated information on the Target Fund’s performance can be obtained by visiting https://www.nexpointassetmgmt.com/snln-etf/ #performance or by calling 1-855-799-4757.

The Average Annual Total Return table shows returns for the Target Fund’s averaged over the stated periods, and includes comparative performance information. The table shows the Target Fund’s average annual total returns for the one-year, five-year and since inception periods. These figures assume reinvestment of dividend distributions. In addition to Return Before Taxes, Return After Taxes is shown for the Target Fund to illustrate the effect of federal taxes on the Target Fund’s returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-taxes returns are calculated using a standard set of assumptions. The stated returns assume the highest historical U.S. federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plans.

Because the Acquiring Fund has not yet commenced investment operations and will only do so upon completion of the Reorganization, historical performance information for the Acquiring Fund is expected to be that of the Target Fund, as the accounting and tax survivor of the Reorganization. The historical performance information of the Target Fund has not been adjusted.

The Funds’ performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

Risk/Return Bar Chart and Table for the Target Fund

The performance information shown above is based on a calendar year. The highest calendar quarter total return of the Fund was 4.78% for the quarter ended March 31, 2019 and the lowest calendar quarter total return was -10.93% for the quarter ended March 31, 2020. The Fund’s year-to-date total return through March 31, 2023 was 3.49%.

Average Annual Total Returns for Target Fund for Period Ended December 31, 2022.

	1 Year	5 Years	Since Inception (11/6/12)
(returns before taxes)	-3.76%	-0.30%	1.25%
(returns after taxes on distributions)	-5.29%	-1.91%	-0.55%
(returns after taxes on distributions and redemptions)	-2.04%	-0.87%	0.19%
(Markit iBoxx USD Liquid Leveraged Loan Index - reflects no deduction for fees, expenses or taxes)	-1.80%	1.96%	2.45%

PORTFOLIO MANAGERS

Information about the portfolio managers who are primarily responsible for overseeing the Target Fund and Acquiring Fund’s investments is shown below. Each Fund’s SAI provides additional information about the portfolio managers, including information relating to each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in each Fund.

The Acquiring Fund’s portfolio management team will manage the combined fund following the Reorganization.

Target Fund

Name	Years as a Member of the Fund’s Portfolio Management Team	Title
Matt Pearson	1	Portfolio Manager and Equity Trader

Acquiring Fund -

Name	Years as a Member of the Fund’s Portfolio Management Team	Title
Elya Schwartzman	Since 2023*	Head of Portfolio Management
Adam H. Brown, CFA	Since 2023*	Senior Portfolio Manager
John P. McCarthy, CFA	Since 2023*	Senior Portfolio Manager
Craig C. Dembek, CFA	Since 2023*	Senior Portfolio Manager

*	The Acquiring Fund has not commenced operations as of the date of this Prospectus/Proxy Statement.

BondBloxx USD High Yield Bond Sector Rotation ETF

Elya Schwartzman, the Head of Portfolio Management of the Adviser, is responsible for implementing the Sub-Adviser’s asset allocation recommendations and overseeing the day-to-day investment strategy of the Fund. Elya Schwartzman serves as the portfolio manager of the Fund and the Underlying Funds. Mr. Schwartzman is a co-founder of BIM. Prior to joining BIM in 2021, Mr. Schwartzman was the president & founder of ESIC LLC, a consulting firm specializing in fixed income ETF portfolio management, strategy, and infrastructure. From 2010 to 2019, Mr. Schwartzman was a director at BlackRock, Inc., where he oversaw a portfolio management team and was responsible for over $200 billion in ETFs and other global bond portfolios, while developing systems and technology for the ETF ecosystem. Prior, Mr. Schwartzman was a senior portfolio manager at State Street Global Advisors, where he guided the initial launch of fixed income ETFs and managed active high yield funds. Mr. Schwartzman holds a U.S. patent on a system for processing ETF custom baskets, developed during his time with BlackRock. Mr. Schwartzman received his MBA in quantitative finance from the Sloan School of Management (MIT).

Adam H. Brown, CFA, is a Senior Portfolio Manager for the firm’s high yield strategies within Macquarie Asset Management Fixed Income (MFI). He manages MFI’s bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Asset Management (MAM) in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm’s collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned an MBA from the A.B. Freeman School of Business at Tulane University and a bachelor’s degree in Accounting from the University of Florida.

John P. McCarthy, CFA, is a Senior Portfolio Manager for the Macquarie Asset Management Fixed Income (MFI) high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research for MFI. McCarthy rejoined Macquarie Asset Management (MAM) in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Craig C. Dembek, CFA, is Head of Credit Research and a Senior Research Analyst for Macquarie Asset Management Fixed Income (MFI), with primary responsibility for banks and financial services. He rejoined Macquarie Asset Management (MAM) in March 2007. During his previous time at the firm, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned an MBA with a concentration in finance from the University of Vermont and a bachelor’s degree in finance from Michigan State University.

FINANCIAL HIGHLIGHTS

The Financial Highlights for the Target Fund are included below. Because the Acquiring Fund has not commenced investment operations as of the date of this Prospectus/Proxy Statement, the Acquiring Fund has no financial highlight information to report. The financial highlights table is intended to help you understand the Target Fund’s financial performance for its past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Target Fund (assuming reinvestment of all dividends and distributions). This information for the years ended June 30, 2022, 2021 and 2020 has been audited by Cohen & Company, Ltd. (“Cohen”), whose report, along with the Target Fund’s financial statements, are included in the Fund’s annual report, which is available upon request. The information for the years ended June 30, 2019 and 2018 has been audited and reported on by other independent registered public accounting firms. As of June 18, 2020, Cohen, an independent registered public accounting firm located at 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, serves as independent registered accounting firm to the Target Fund. To request the Target Fund’s June 2022 Annual Report or its December 2022 Semi-Annual Report, please call the Fund at (855) 799-4757.

Financial Highlights – Highland/IBoxx Senior Loan ETF

	Six Months Ended 12/31/22		For the Years Ended June 30,
	(unaudited)		2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period/Year	$14.68		$16.15		$15.72	$17.55	$18.10	$18.38
Income from Investment Operations:
Net investment income(a)	0.50		0.43		0.43	0.71	0.89	0.83
Net realized and unrealized gain (loss)	(0.04)		(1.38)		0.36	(1.85)	(0.55)	(0.27)
Total from investment operations	0.46		(0.95)		0.79	(1.14)	0.34	0.56
Less Distributions Declared to Shareholders:
From net investment income	(0.48)		(0.52)		(0.36)	(0.67)	(0.89)	(0.83)
From return of capital	-		(0.00	)(b)	-	(0.02)	-	(0.01)
Total distributions declared to shareholders	(0.48)		(0.52)		(0.36)	(0.69)	(0.89)	(0.84)
Net Asset Value, End of Period/Year	$14.66		$14.68		$16.15	$15.72	$17.55	$18.10
Market Price, end of period/year	$14.59		$14.72		$16.14	$15.75	$17.54	$18.09
Total return(c)	3.13	%(d)	(6.07)%		5.08%	(6.69)%	1.94%	3.11%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period/year (000s)	$26,386		$33,772		$43,600	$77,008	$263,266	$599,254
Gross operating expenses(e)	1.42	%(f)	0.76%		1.36%	1.12%	0.82%	0.73%
Net investment income	6.75	%(f)	2.73%		2.68%	4.13%	4.98%	4.56%
Portfolio turnover rate	-	%(g)	157%		215%	344%	186%	126%

(a)	Per share data was calculated using average shares outstanding for the period.
(b)	Amount represents less than $0.005 per share.
(c)	Total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Total return is for the period indicated and is not annualized.
(e)	Supplemental expense ratios are shown below.
(f)	Annualized.
(g)	Not annualized.

	Six Months Ended 12/31/22	For the Years Ended June 30,
	(unaudited)	2022	2021	2020	2019	2018
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.57%	0.56%	0.66%	0.75%	0.61%	0.55%
Excluded from Expense Cap: Expedited settlement facility and licensing fees	0.02%	0.01%	0.11%	0.19%	0.06%	—%

Amounts designated as “—” are $0.

INVESTMENT ADVISERS

Target Fund

NexPoint Asset Management, L.P. serves as the investment adviser to the Target Fund. The address of the NexPoint is 300 Crescent Court, Suite 700, Dallas, Texas 75201. The Target Fund has entered into an investment advisory agreement with NexPoint pursuant to which NexPoint provides the day-to-day management of the Target Fund’s portfolio of securities, which includes buying and selling securities for the Target Fund and conducting investment research. Additionally, NexPoint furnishes offices, necessary facilities, equipment and personnel. Organized in February 2009, NexPoint is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. As of March 31, 2023, NexPoint had approximately $15.6 billion in assets under management.

Acquiring Fund

Adviser

BondBloxx Investment Management Corporation (“BIM”) serves as the investment adviser to the Acquiring Fund and is responsible for the day-to-day management of the Acquiring Fund’s investments. BIM is located at 700 Larkspur Landing Circle, Suite 250, Larkspur, CA 94939. As of June 1, 2023, BIM and its affiliates have provided investment advisory services and have approximately $1.5 billion in assets under management. BIM and its affiliates may trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.

Sub-Adviser

Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“DIFA”), a Delaware statutory trust, serves as the Acquiring Fund’s investment sub-adviser (the “Sub-Adviser”). As of April 30, 2023, DIFA had assets under management of approximately $87.1 billion.

For its investment advisory services to the Acquiring Fund, BIM is paid a management fee from the Acquiring Fund based on a percentage of the Acquiring Fund’s average daily net assets, at the annual rate of 0.45%. BIM compensates the Sub-Adviser from the management fee BIM receives.

Under a sub-advisory agreement among Sub-Adviser, BIM and the Acquiring Trust, with respect to the Fund, the BIM pays the Sub-Adviser a fee based on a percentage of the Fund’s average daily net assets, at the annual rate of [   ]%.

BIM may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BIM at any time. BIM has contractually agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of the Acquiring Fund’s net total annual operating expenses will not exceed 0.55% through [   ], 2026, subject to recapture as described below. The contractual waiver may be terminated prior to [   ], 2026 only upon written agreement of the Acquiring Trust and BIM. This expense limitation arrangement may be modified by BIM to decrease the Acquiring Fund’s net total annual operating expenses at any time. BIM is also permitted to recapture amounts waived and/or reimbursed within two years after the fiscal year in which BIM waived fees and/or reimbursed expenses if the Acquiring Fund’s net total annual operating expenses have fallen to a level below the limit described above. In no case will BIM recapture any amount that would result, on any particular business day of the Acquiring Fund, in the Acquiring Fund’s expense ratio exceeding both (1) the expense cap in place at the time such amounts were waived and (2) the Fund’s current expense cap.

Investment Advisory Fees and Other Fees/Expenses

The Target Fund and the Acquiring Fund pay certain affiliated and non-affiliated service providers fees as described below. The Funds and their affiliated service providers may also pay fees as described below to certain affiliates or to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds.

See discussion under “Comparative Fee Tables and Examples”. See also the discussion of the Target Fund’s fees and expenses in the most current semi-annual report of the Target Fund dated December 31, 2022, as amended.

PROCEDURES FOR PURCHASING, REDEEMING, AND EXCHANGING SHARES

Target Fund

For a discussion of the Target Fund’s policies with respect to “How to Buy and Sell Shares”, “Book Entry”, “Creation and Redemption of Shares”, “Purchases through and outside the Clearing Process”, “Rejection of Purchase Orders”, “Redemptions”, “Redemption Proceeds”, “Transaction Fees”, “Net Asset Value”, “Share Prices”, “Premium/Discount Information”, “Dividends and Other Distributions”, and “Taxation” - see the Target Fund’s prospectus dated October 31, 2022, as amended or supplemented.

Acquiring Fund

Buying and Selling Shares

Shares of the Acquiring Fund may be acquired or redeemed directly from the Acquiring Fund only in Creation Units or multiples thereof. Only an Authorized Participant may engage in creation or redemption transactions directly with the Funds. Once created, shares of the Acquiring Fund generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Acquiring Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Acquiring Fund purchased on an exchange or otherwise in the secondary market.

Buying or selling Acquiring Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Acquiring Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “bid-ask spread,” that is, any difference between the bid price and the ask price. The bid-ask spread varies over time for shares of the Acquiring Fund based on the Acquiring Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Acquiring Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Acquiring Fund’s bid-ask spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Acquiring Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.

Because shares of the Acquiring Fund are listed for trading on a national securities exchange, the Acquiring Trust’s Board has adopted a policy of not monitoring for frequent purchases and redemptions of Acquiring Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of each Fund’s portfolio securities after the close of the primary markets for the Acquiring Fund’s portfolio securities and the reflection of that change in the Acquiring Fund’s NAV (“market timing”), because the Acquiring Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions.

The national securities exchange on which the Acquiring Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Acquiring Fund’s primary listing exchange is NYSE Arca.

Book Entry

Shares of the Acquiring Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Acquiring Fund.

Investors owning shares of the Acquiring Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Acquiring Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices

The trading prices of the Acquiring Fund’s shares in the secondary market generally differ from the Acquiring Fund’s daily NAV and may be affected by market forces such as the supply of and demand for Acquiring Fund shares and underlying securities held by the Acquiring Fund, interest rate changes, economic conditions and other factors.

Determination of Net Asset Value

The NAV of the Acquiring Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices of the Fund’s assets at the time of closing, provided that (i) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (ii) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board and administered by BIM. As of the date of this Prospectus, BIM serves as of the Fund’s valuation designee for purposes of compliance with Rule 2a-5 under the 1940 Act.

Shares of underlying ETFs (including the Underlying Funds) will be valued at their most recent closing price on an exchange. The Fund values fixed-income portfolio securities at the midpoint between the bid and ask prices, or at current market price quotations provided by dealers, or at prices (including evaluated prices) supplied by the Acquiring Fund’s approved independent third-party pricing services, each in accordance with valuation policies and procedures approved by the Board. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Acquiring Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BIM determines in good faith that such method does not represent fair value.

Generally, trading in money market instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Acquiring Fund are determined as of such times.

When market quotations are not readily available or are believed by BIM to be unreliable, the Acquiring Fund’s investments are valued at fair value. Fair value determinations are made by BIM in accordance with policies and procedures approved by the Board. BIM may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BIM determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the closing market price of one or more assets or liabilities held by the Acquiring Fund.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Acquiring Fund is the amount the Acquiring Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Acquiring Fund’s investments using fair value pricing may result in prices that are based on subjective judgments, which may lead to prices that may differ materially from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Acquiring Fund’s NAV and the prices used by an Underlying Fund’s underlying index, which, in turn, could result in a difference between the Acquiring Fund’s performance and the performance of the underlying index.

Creations and Redemptions

Prior to trading in the secondary market, shares of the Acquiring Fund are “created” at their NAV by authorized participants (each an “Authorized Participant”) that have entered into an agreement with the Acquiring Fund’s distributor, Foreside Fund Services LLC (the “Distributor”). Shares are available only in block-size Creation Units or multiples thereof.

A creation transaction, which is subject to acceptance by the Distributor and the Acquiring Fund, generally takes place when an Authorized Participant deposits into the Acquiring Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of any substituted securities, assets or other positions), if any, which together approximate the holdings of the Acquiring Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Acquiring Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Acquiring Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are generally not redeemable by the Acquiring Fund. Creation and redemption baskets may differ and the Acquiring Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Acquiring Fund’s SAI.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in proper form under the authorized participant agreement and related AP procedures.

Only an Authorized Participant may create or redeem Creation Units with the Acquiring Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for the accounts of customers, including, without limitation, affiliates of the Acquiring Fund.

In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Acquiring Fund’s instructions or may not be executed at all, or the Acquiring Fund may not be able to place or change orders.

To the extent the Acquiring Fund engages in in-kind transactions, the Acquiring Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Acquiring Fund’s SAI.

Dividends and Distributions

Dividends from net investment income, if any, generally are declared and paid at least once a month by the Acquiring Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Acquiring Trust may make distributions on a more frequent basis for the Acquiring Fund. The Acquiring Trust reserves the right to declare special distributions for the Acquiring Fund if, in its reasonable discretion, such action is necessary or advisable to preserve the Acquiring Fund’s status as a regulated investment company or to avoid imposition of income or excise taxes on the Acquiring Fund’s realized and undistributed ordinary income or capital gains.

Dividends and other distributions on shares of the Acquiring Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from Acquiring Fund.

No dividend reinvestment service is provided by the Acquiring Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Acquiring Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both ordinary income and capital gains will be automatically reinvested in additional whole shares of the Acquiring Fund purchased in the secondary market.

Taxes

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local and non-U.S. tax consequences of investing in a Fund. The summary is based on the laws and judicial and administrative interpretations thereof in effect on the date of this SAI, all of which are subject to change, possibly with retroactive effect.

CAPITALIZATION

The following table sets forth the unaudited capitalization of the Target Fund into the Acquiring on a pro forma combined basis after giving effect to the Reorganization as of May 19, 2023. This section is for informational purposes only. The Acquiring Fund is a shell fund that will commence operations on the Closing Date. The Target Fund will be the accounting survivor for financial statement purposes. The capitalizations of the Target Fund are likely to be different on the Closing Date as a result.

	Target Fund	Acquiring Fund	Pro Forma Adjustments	(Pro Forma Combined)
Net Assets	$25,982,791.30	$-	$	$
Shares Outstanding	1,800,000.00	-	-
Net Asset Value Per Share	$14.43	$-	$	$

INFORMATION ABOUT THE REORGANIZATION

Summary of Agreement and Plan of Reorganization

The terms and conditions under which the Reorganization is expected to be consummated are set forth in the Agreement, a copy of which is attached as Exhibit A to this Proxy Statement/Prospectus. A summary of material provisions of the Agreement is provided below, and should be read carefully.

With respect to the Reorganization, if shareholders of the Target Fund approve the Agreement and other closing conditions are satisfied, the assets of the Target Fund will be delivered to the Acquiring Fund’s custodian for the account of the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and delivery by the Acquiring Fund to the Target Fund for further delivery to the holders of record as of the Effective Time (as defined below) of the issued and outstanding shares of the Target Fund of a number of shares of the Acquiring Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of the Target Fund so transferred.

The value of the net assets of the Target Fund will be computed using the valuation procedures of the Acquiring Fund. Because the Acquiring Funds’ valuation procedures (instead of the Target Fund’s valuation procedures) will be used to value the assets of the Target Fund for purposes of the Reorganization, the value of your account with the Acquiring Fund immediately after the Reorganization may be lower than the value of your account with your Target Fund immediately prior to the Reorganization, but NexPoint and BondBloxx do not believe such change will have a material impact on the value of a shareholders investment. For more information regarding the pro forma adjustments to be made to the value of your Target Fund shares in connection with the Reorganization of your Target Fund, please see the section below entitled “Capitalization.”

The Target Fund and the Acquiring Fund will be required to make representations and warranties that are customary in matters such as the Reorganization.

If shareholders approve the Reorganization, and if all of the closing conditions set forth in the Agreement are satisfied or waived, consummation of the Reorganization (the “Closing”) is expected to occur on or around [    , 2023] or such other date as the parties may agree (the “Closing Date”), immediately prior to the opening of regular trading on the NYSE on the Closing Date (the “Effective Time”).

Following receipt of the requisite shareholder vote in favor of a Reorganization and as soon as reasonably practicable after the Closing, the outstanding shares of the Target Fund will be terminated in accordance with its governing documents and applicable law.

With respect to the Reorganization, the obligations of the Acquiring Fund and the Target Fund are subject to the following conditions, among others:

●	the Acquiring Fund’s Registration Statement on Form N-14 (the “N-14 Registration Statement”) under the U.S. Securities Act of 1933, as amended, shall have been filed with the SEC and such N-14 Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the N-14 Registration Statement shall have been issued;

●	the shareholders of the Target Fund shall have approved the Agreement;

●	the Acquiring Fund and Target Fund have each delivered an officer’s certificate certifying that all agreements and commitments set forth in the Agreement have been satisfied; and

●	the Acquiring Fund and Target Fund shall each have received a legal opinion that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for federal income tax purposes for the Target Fund or its shareholders or the Acquiring Fund.

With respect to the Reorganization, if shareholders of the Target Fund do not approve the Agreement or if the Reorganization does not otherwise close, the Target Trust Board will consider what additional action to take, including liquidation of the Target Fund which would be a fully taxable redemption to shareholders. The Agreement may be terminated and the Reorganization may be abandoned at any time prior to Closing by mutual agreement of the Target Trust and the Acquiring Trust. The Agreement may be amended or modified in a writing signed by the parties to the Agreement.

Board Considerations in Approving the Reorganization

The Target Trust Board considered the Reorganizations at meetings held on September 16, 2021, June 9, 2021, August 19, 2022, September 16, 2022, December 8, 2022, February 23, 2023, and May 15, 2023 _________ and took action to approve the Reorganization on May 15, 2023 _________. In advance of the meetings, the Board reviewed detailed information regarding the Reorganization, including written and oral presentations from NexPoint and by BondBloxx.

In determining whether to approve the Reorganization, the Board inquired into a number of matters and considered, with respect to the Reorganization, the following factors, among others:

●	the investment objectives, strategies, policies and restrictions of the Target Fund and the Acquiring Fund;

●	the historical performance of the Target Fund;

●	the prospects for growth, and for achieving economies of scale, of the Acquiring Fund subsequent to the Reorganization as a part of the Acquiring Trust;

●	the expense ratio and available information regarding the fees and expenses of the Target Fund;

●	the investment experience, expertise and financial resources of, and the nature and quality of the services of BondBloxx and DIFA, the Acquiring Fund’s subadviser;

●	the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests;

●	the direct and indirect costs to be incurred by the Target Fund as a result of the Reorganization;

●	any direct or indirect benefits to NexPoint or its affiliates to be realized as a result of the Reorganization, including that NexPoint will receive compensation from BondBloxx out of its own legitimate profits and not from the Acquiring Fund;

●	the tax consequences of the Reorganization to shareholders; and

●	possible alternatives to the Reorganization, including liquidation of the Target Fund, which would be a fully taxable redemption to shareholders.

After reviewing and evaluating this information, including the factors summarized below and other information in this Proxy Statement/Prospectus, the Target Trust Board, including all of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Target Fund (the “Independent Trustees”), unanimously approved the Reorganization.

In approving the Reorganization, the Target Trust Board, including all of the Independent Trustees, determined that the interests of the shareholders of each Target Fund would not be diluted as a result of the Reorganization, and that the Reorganization was in the best interests of the Target Fund and its shareholders. The Board took into account NexPoint’s recommendation that the proposed Reorganization would allow shareholders to invest in an exchange-traded fund that offers exposure to a broader and more diverse range of fixed income securities such that the Acquiring Fund post-Reorganization would have greater prospects for future asset growth and its ability to leverage increasing economies of scale as a series of the Acquiring Trust. The determinations were made on the basis of the Trustees’ judgment after consideration of all of the factors taken as a whole, though individual Trustees may have attributed different weights to various factors.

The Board considered all factors it deemed pertinent in its business judgment, including, but not limited to, the following:

●	The Target Trust Board’s knowledge of BondBloxx’s and its personnel’s investment advisory experience in ETFs and fixed income products and the experience of DIFA, the Acquiring Fund’s subadviser, an affiliate of Macquarie Group.

●	The reorganization of the Target Fund into a newly created series of the Acquiring Trust, through which the Acquiring Fund will benefit from the Acquiring Trust’s total assets under management, bargaining power, back office services, and associated economies of scale.

●	The terms of the Acquiring Fund advisory agreement is substantially the same as those of the Target Fund, and that the advisory fee rates to be paid by the Acquiring Fund will be the same as those paid by the Target Fund.

●	Any differences in the valuation policies and procedures of the Target Fund and the Acquiring Fund are not material to the portfolio of the Target Fund in view of the fact that the Target Fund will be in cash investments prior to the Reorganization.

●	Although there is no guarantee, the economies of scale of the Acquiring Trust are expected to reduce Fund operating costs for shareholders.

●	Although it is anticipated (but there is no guarantee) that the Acquired Fund’s Total Operating Expenses will be lower than those of the Target Fund, BondBloxx proposes to implement an expense limitation agreement for the Acquiring Fund for at least one year following the consummation of the Reorganization to ensure that the Acquiring Fund’s Total Operating Expenses remain consistent with the Target Fund.

●	Alternatives to the Reorganization, including liquidation of the Target Fund, which would be a fully taxable redemption to shareholders as compared to the Reorganization. The Board took into account NexPoint’s recommendation that the Reorganization provide a better resolution for the Target Fund shareholders than other possible options.

●	The Reorganization is intended to be structured as a tax-free Reorganization under Section 368(a)(1) of the IRC and is a preferable tax result for shareholders as compared to a liquidation of the Target Fund (which would be a fully taxable redemption).

●	The terms and conditions of the Agreement, as presented to the Board.

●	In connection with the Reorganization, BondBloxx will enter into a separate agreement with NexPoint pursuant to which NexPoint shall be entitled to receive compensation in the form of ongoing payments from BondBloxx and that such payments were to be paid out of BondBloxx’s legitimate profits and not paid for by the Acquiring Fund or their respective shareholders.

●	The Target Fund is expected to be the accounting survivor of the Reorganization for performance purposes.

●	The Target Fund’s historical performance.

●	The Target Trust Board considered the current market disruptions and volatility arising out of the COVID-19 pandemic, including the impact on the Target Fund’s investments and the Target Fund’s ability to pursue its current investment strategy, and ability to grow the Target Fund.

●	The current asset size of the Target Fund and its opportunities for growth, if any, including during recent market conditions.

●	There is no anticipated decline in services to Target Fund shareholders as a result of the Reorganization

●	The share purchase and redemption provisions for the Funds are substantially the same.

●	Any potential conflicts of interest related to the Reorganization, including as a result of any direct or indirect benefits to NexPoint or its affiliates.

After careful consideration, the Target Fund Board unanimously approved the proposed Reorganization with respect to the Target Fund.

At a meeting held on March 16, 2023, the Acquiring Trust Board reviewed a proposal to reorganize the Target Fund into the Acquiring Fund. Prior to and at the meeting, the Acquiring Trust Board evaluated written materials provided by BondBloxx and NexPoint regarding the proposed Reorganization as well as received presentations from BondBloxx and NexPoint.

At the meeting, BondBloxx and NexPoint reviewed the rationale for the proposed Reorganization. The Acquiring Trust Board took into consideration BondBloxx’s desire to reorganize the Target Fund into the Acquiring Fund to aid the Acquiring Fund in achieving scale and allow the Acquiring Fund to deploy the assets received from the Target Fund shortly following the closing of the Reorganization.

In approving the Reorganization, the Acquiring Trust Board considered a number of factors, including, for example, that the assets of the Target Fund will help the Acquiring Fund achieve scale. The Acquiring Trust Board also considered that, in acquiring the assets of the Target Fund, the Acquiring Fund will be able to immediately implement its actively managed high yield sector allocation strategy without a “ramp up” period. The Acquiring Trust Board considered the benefits of BondBloxx’s growing relationship with affiliates of Macquarie Investment Management Business Trust to support the BondBloxx fund complex, including the Acquiring Fund.

COST OF THE REORGANIZATION

BondBloxx and NexPoint will pay all of the direct costs of the Reorganization, whether or not the Reorganization is consummated, including costs associated with the preparation, printing and distribution of this Proxy Statement/Prospectus, legal fees, accounting fees, transfer agent and custodian conversion costs and expenses of soliciting Target Fund shareholders and holding the Meeting (and adjournments and postponements thereof). These expenses are expected to be approximately $[___].

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of the material U.S. federal income tax considerations of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-deferred account.

The Reorganization as set forth in the Agreement is intended to constitute a tax-free reorganization under section 368(a) of the Code (specifically under section 368(a)(1)(F). Accordingly, no gain or loss is expected to be recognized by the Target Fund or its shareholders as a direct result of the Reorganization, as described in further detail below.

It is expected that the Target Fund will distribute to its shareholders all of its taxable income, including any gains generated by the repositioning of its portfolio to cash or cash equivalents in connection with the Reorganization, as described in the following paragraph.

It is anticipated that the Target Fund will move substantially all of its portfolio to cash or cash equivalents prior to the closing of the Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Target Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Target Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders who hold their shares in a taxable account. However, it is expected that the gain recognized on such repositioning will be offset or reduced by the Target Fund’s available capital loss carryforwards. The Target Trust Board believes that the available capital loss carryforwards are likely to result in minimal tax impact to the Target Fund’s shareholders from such repositioning, although the tax consequences will depend on factors at the time of the repositioning and thus cannot be determined with certainty at this time.

As a condition to the closing of the Reorganization, Target Fund and Acquiring Fund will receive an opinion from Ropes & Gray LLP, counsel to Acquiring Fund, to the effect that, although the matter is not free from doubt, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes:

i.	The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, solely in exchange for such Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

ii.	No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and the assumption of all of its liabilities by its corresponding Acquiring Fund solely in exchange for the Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

iii.	No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

iv.	No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by such Target Fund to shareholders of the Target Fund in complete liquidation (in pursuance of the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.

v.	The tax basis of the assets of a Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer, pursuant to Section 362(b) of the Code.

vi.	The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by such Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.

vii.	No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund Shares solely for its corresponding Acquiring Fund Shares pursuant to Section 354(a) of the Code.

viii.	The aggregate tax basis of Acquiring Fund Shares received by a shareholder of the Target Fund will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

ix.	The holding period of the Acquiring Fund Shares received by a shareholder of the Target Fund will include the holding period of such Target Fund Shares exchanged therefor, provided that the shareholder held such Target Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

x.	Acquiring Fund will succeed to and take into account the items of Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code.

The opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Target Fund and the Acquiring Fund upon which Ropes & Gray LLP will rely in rendering its opinion. Such opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Target Fund, Acquiring Fund, or any Target Fund shareholder with respect to any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Such opinion will be conditioned upon the performance by the Target Fund and the Acquiring Fund of its undertakings in the Agreement and upon the representation letters provided by officers of the Trusts to Ropes & Gray LLP. A copy of the opinion will be filed with the SEC and will be available for public inspection.

Opinions of counsel are not binding upon the IRS or the courts. Neither the Target Fund nor the Acquiring Fund have requested nor will request an advance ruling from the IRS as to the federal tax consequences of the Reorganization. If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the corresponding Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

The tax attributes, including capital loss carryovers, of each Target Fund will move to the corresponding Acquiring Fund in the Reorganization. The ability of an Acquiring Fund to carry forward capital losses of the Target Fund and use such losses to offset future gains generally is not expected to be limited as a direct result of the Reorganization. As of the Record Date, the Target Fund had [$ ] in capital loss carryforwards.

Significant holders of shares of the Target Fund (generally, those holders that own at least 5% of the total outstanding stock (by vote or value) of the Target Fund or that own Target Fund securities with an aggregate basis of $1 million or more immediately prior to the Reorganization) generally will be required to attach a statement to their U.S. federal income tax return for the year in which the Reorganization occurs that contains the information listed in U.S. Treasury Regulation Section 1.368-3(b).

If you acquired different blocks of shares of the Target Fund at different times or for different prices, you should consult your tax advisor concerning the treatment of the basis and holding period for the different blocks of stock in the Reorganization. You should also consult your tax adviser regarding the U.S. federal income tax consequences to you, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion is only a general summary of certain U.S. federal income tax consequences.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

The Target Fund is a series of the Target Trust, which is a Delaware statutory trust. The Acquiring Fund is a series of the Acquiring Trust, which is a Delaware statutory trust. The Target Fund is governed by the Amended and Restated Declaration of Trust dated September 14, 2012 (“Target Fund Declaration”), its bylaws and Delaware law. The Acquiring Fund is governed by an Amended and Restated Agreement and Declaration of Trust dated November 22, 2021, (“Acquiring Fund Declaration”), its bylaws and Delaware law. Information about the shareholder rights provided for in each Fund’s governing instruments and governing law is provided below.

Category	Target Fund	Material Differences of Acquiring Fund
Fund may issue shares without shareholder approval	Yes	Same
Amount of Shares the Fund may issue	Unlimited	Same
Preemptive Rights	None	Same
Annual Meetings	Not required	Same
Right to Call Shareholder Meetings	May hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Target Trust’s shares to replace its Trustees.	No material differences
Quorum for Meetings	The holders of one-third of the outstanding Shares of the Trust on the record date present in person or by proxy shall constitute a quorum at any meeting of the Shareholders for purposes of conducting business on which a vote of all Shareholders of the Trust is being taken.	No material differences.
Adjournment of Meetings	Any adjourned meeting may be held as adjourned one or more times without further notice not later than 130 days after the record date.	Any adjourned meeting may be held as adjourned one or more times without further notice not later than 120 days after the record date.
Vote Required for Election of Trustees	Trustees shall be elected by the shareholders owning of record a plurality of the Shares voting at a meeting of shareholders.	No material differences.
Removal of Trustees by Shareholders	Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) by vote of Shares having not less than two-thirds of the aggregate number of Shares entitled to vote in the election of such Trustee.	No material differences.
Personal Liability of Shareholders	No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Series Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware.	No material differences.
Trustee/Director Power to Amend Organizational Documents	The Target Trust’s organizational documents may be amended in any respect by the affirmative vote or approval in writing of two-thirds of the Trustees and without any vote of the Shareholders of the Trust or any Series or Class, except as may be required by the 1940 Act.	The Acquiring Trust’s organizational document may be restated and/or amended by not less than a majority of the Acquiring Trust’s Board and to the extent required by the 1940 Act.

The Target Trust Board unanimously recommends that shareholders of the Target Fund approve the Reorganization.

VOTING INFORMATION

You are receiving this Proxy Statement/Prospectus and the enclosed proxy card because the Target Trust Board is soliciting your proxy to vote at the Meeting and at any adjournments or postponements of the Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Meeting. You do not need to attend the Meeting to vote. Instead, you may simply complete, sign, and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

Required Vote. Approval of the Proposal must be approved by the affirmative vote of (i) 67% or more of the shares present at the Meeting if the holders of 50% or more of the outstanding voting securities of the Target Funds are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Target Fund, whichever is less.

Voting Rights. Broker “non-votes” (that is proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will not be treated as votes present at the Meeting and will not be treated as votes cast at the Meeting. Broker “non-votes”, therefore: (i) will not be included for purposes of determining whether a quorum is present; and (ii) will have no effect on the proposal requiring an affirmative vote of majority of votes cast for approval. Shareholders of record of the Target Fund as of the Record Date are entitled to vote at the Meeting. Each full share of the Target Fund is entitled to one vote and each fractional share is entitled to a vote equal to its fraction of a full share. All share classes of the Target Fund will vote together as one class.

The total number of shares of the Target Fund outstanding as of the Record Date and the total number of votes to which shareholders of such class are entitled at the Meeting if they hold their shares until the Record Date, are set forth below.

Fund	Shares Outstanding
Target Fund	[___________]

Quorum and Methods of Tabulation. A quorum is required for shareholders of the Target Fund to take action at the Meeting. 33% of the outstanding shares of the Target Fund, present at the Meeting in person or by proxy, constitutes a quorum.

All shares represented at the Meeting in person or by proxy will be counted for purposes of establishing a quorum. Shares represented by properly executed proxies with respect to which (i) a vote is withheld or (ii) the shareholder abstains will be treated as shares that are present and entitled to vote for purposes of determining a quorum. Assuming the presence of a quorum, abstentions will have the effect of a vote against the Proposal. As discussed broker “non-votes” will not be included for purposes of determining whether a quorum is present.

We urge you to return the proxy as soon as possible with your vote in favor of the Proposal. As this matter is not routine, your broker may not be able to vote on your behalf unless specifically instructed. If your shares are held in an IRA account, you have the right to provide voting instructions to your IRA custodian with respect to those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Shareholder Proxies. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the Proposal. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Fund a subsequently-dated proxy, (2) deliver to the Fund a written notice of revocation, or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

If you intend to vote in person at the Meeting, please call [____] to obtain important information regarding your attendance at the Meeting, including directions.

It is important that proxies be returned promptly. Therefore, whether or not you expect to attend the Meeting in person, you are urged to complete, sign and return the proxy in the enclosed stamped, self-addressed envelope as soon as possible.

Delivery Requirements. The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials (“Notice”) addressed to those shareholders or by sending separate Notices for each household account in a single envelope. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Target Fund and some brokers household proxy materials or Notices, delivering a single proxy statement or Notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once a shareholder has received notice from a broker or the Target Fund that they will be householding materials to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes consent.

We will deliver promptly, upon request, a separate copy of any of these documents to shareholders at a shared address to which a single copy of such document(s) was delivered. Shareholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by writing to the Target Fund c/o NexPoint Asset Management, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201 or calling the Target Fund at (866) 620-0678.

Communications with the Target Trust Board. Shareholders of the Target Fund who wish to communicate with the Target Trust Board (or to the members of the Target Trust Board who are not interested persons of the Target Trust, as a group) should send communications to the attention of the Secretary of the Target Trust, c/o NexPoint Asset Management, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201, and all communications will be directed to the members of the Target Trust Board indicated in the communication or, if no such members are indicated, to all members of the Target Trust Board.

Solicitation of Proxies. In addition to soliciting proxies by mail, the Target Trust’s officers and employees of NexPoint may solicit proxies by web, by telephone or in person. Copies of the notice for the Meeting, this Proxy Statement and the form of proxy are available at nexpointassetmgmt.com. The Target Fund has engaged Morrow Sodali Fund Services (“Morrow Sodali”) for inquiries, to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as assisting the Target Funds in soliciting proxies for the Meeting at an approximate cost of [$ ]. Stephen A. Messinger, a Trustee of the Acquiring Trust Board and Chair of the Audit Committee, is President of Morrow Sodali. Mr. Messinger has recused himself from the NexPoint engagement and has played no role in connection with the selection of Morrow Sodali by the Target Trust.

Dissenters’ Right of Appraisal. Shareholders of the Target Fund have no appraisal or dissenters’ rights.

Other Business. The Target Trust Board is not aware of any matters to be presented at the Meeting other than the Proposal. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in their discretion.

Adjournment. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies. Any adjournment or postponement will require the affirmative vote of a majority of those shares that are represented at the Meeting in person or by proxy, whether or not a quorum is present.

The costs of any additional solicitation and of any adjourned Meeting will be borne in the same manner as the other expenses associated with the Proposal. The Proposal for which sufficient favorable votes have been received may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

Shareholder Proposals at Future Meetings. The Target Fund is not required to hold an annual meeting of shareholders in any year in which the election of members of the Target Trust Board is not required to be acted upon under the 1940 Act. Shareholder proposals to be presented at any future meeting of shareholders of a Target Fund must be received by the Target Fund in writing a reasonable amount of time before the Fund solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting.

Share Ownership by Large Shareholders, Management and Trustees

A list of the name, address, and percent ownership of each person who, as of the Record Date, to the knowledge of the Target Fund, owned 5% or more of the outstanding shares of the Target Fund can be found at Exhibit B.

To the best of the knowledge of the Target Trust, the ownership of shares of the Target Fund by officers and Trustees of the Target Trust as a group constituted less than 1% of the shares of the Target Fund as of the Record Date.

Where to Find Additional Information

The Target Trust and Acquiring Trust are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and, in accordance therewith, file reports and other information, including proxy materials and trust documents, with the SEC. Reports, proxy statements, registration statements and other information may be inspected without charge and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, DC 20549 at prescribed rates, as well as online at http://www.sec.gov, which contains reports, proxy and information statements and other information filed with the SEC.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON [           , 2023]

Copies of these proxy materials and the form of proxy are available to you on the Internet at [   ]. Copies of the proxy materials are available upon request, without charge, by writing to [_____], by calling [_____], or by sending an e-mail to [______], using subject line: [_____].

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [____] day of [____] by and among (i) NexPoint Funds I, a Delaware statutory trust (“Target Trust”), on behalf of Highland/iBoxx Senior Loan ETF (“Target Fund”); (ii) BondBloxx ETF Trust, (“Acquiring Trust”), on behalf of BondBloxx USD High Yield Bond Sector Rotation ETF (the “Acquiring Fund” together with the Acquired Fund, the “Funds”); (iii) solely for the purposes of Sections 1.1(f), 1.1(g), 4.3, 5.1(f), and 9.2, NexPoint Asset Management, L.P. (“Target Fund Adviser”), investment adviser of the Target Funds; and (iv) solely for the purposes of Sections 1.1(f), 1.1(g), 4.3, 5.1(f), and 9.2, BondBloxx Investment Management Corporation (“Acquiring Fund Adviser”). Other than the Target Funds and the Acquiring Funds, no other series of either the Target Trust or the Acquiring Trust are parties to this Agreement.

WHEREAS, the parties hereto intend for the Acquiring Fund and Target Fund (as set forth in Exhibit A hereto) to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire all of the Assets (as defined in Section 1.2(b)) and assume all of the Liabilities (as defined in Section 1.2(c)) of the Target Fund in exchange for (A) shares of beneficial interest, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”) to the Fund and (B) the assumption by the Acquiring Fund of all of the Liabilities (as defined in Section 1.2(c)) of Target Fund; and (ii) Target Fund will distribute the Acquiring Fund Shares to the shareholders of the Fund in liquidation of Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”);

WHEREAS, the Acquiring Fund is a “shell” series of the Acquiring Trust created for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund;

WHEREAS, the Acquiring Trust and the Target Trust each is an open-end management investment company registered with the Securities and Exchange Commission (the “Commission”); and

WHEREAS, the Target Fund and the Acquiring Fund intend (i) this Agreement to be, and adopt it as, a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and Section 1.368-2(g) of the U.S. Treasury regulations promulgated under the Code (the “Treasury Regulations”), and (ii) that for United States federal income tax purposes the Reorganization contemplated by this Agreement constitutes a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATION

1.1. The Acquiring Trust and the Target Trust agree to take the following steps with respect to the Reorganization:

(a)	The Target Fund shall transfer all of its Assets, as defined in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume all of the Liabilities, as defined in Section 1.1(c), and deliver to the Target Fund the number of Acquiring Fund Shares determined in the manner set forth in Section 2.

(b)	The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets, property, and goodwill including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Valuation Date (as defined in Section 2.1(f)) (collectively, “Assets”).

(c)	The Target Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its prospectus, in good faith to discharge all of its liabilities and obligations prior to the Closing Date (as defined in Section 3.1). The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Valuation Time (as defined in Section 2.1(e)) (collectively, “Liabilities”).

(d)	As soon as reasonably practicable after the Closing (as defined in Section 3.1), the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the Acquiring Fund Shares, respectively, received by the Target Fund pursuant to Section 1.1(a) on a pro rata basis, and the Target Fund will as promptly as practicable thereafter completely liquidate and dissolve. Such distribution, with respect to the Target Fund’s shares, and complete liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of the Target Fund will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form.

(e)	Ownership of Acquiring Fund Shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

(f)	All books and records relating to the Target Fund, or copies thereof, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be turned over to the Acquiring Fund as soon as practicable after the Closing Date and copies of all such books and records maintained by the Target Fund Adviser or by the Target Fund’s administrator, custodian, distributor or fund accountant shall be turned over to the Acquiring Fund or its agents as soon as practicable following the Closing Date.

(g)	The Target Fund Adviser, the Target Trust and the Target Fund acknowledge that the Acquiring Trust, the Acquiring Fund and the Acquiring Fund Adviser intend to treat, and do not and will not object to the Acquiring Trust, the Acquiring Fund and the Acquiring Fund Adviser treating, the performance record of the Target Fund as the performance record of the Acquiring Fund for any purpose, including the rules and regulations of the Commission and the Financial Industry Regulatory Authority (“FINRA”). In this regard, the parties acknowledge that the investment performance history of the Target Fund will be transferred to the Acquiring Fund at the Closing Date. The Target Fund Adviser, on behalf of the Target Fund, represents and warrants to the Acquiring Fund that the investment performance history of the Target Fund is accurate in all material respects and has been calculated in accordance with applicable law.

2.	VALUATION

2.1. With respect to the Reorganization:

(a)	The net value of the Target Fund’s Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Valuation Time (as defined in Section 2.1(e)) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom the amount of the Liabilities, using the valuation procedures established by the Acquiring Trust’s Board of Trustees (“Acquiring Fund Valuation Procedures”).

(b)	The number of Acquiring Fund Shares (including fractional shares, if any, rounded to the nearest thousandth) issued by the Acquiring Fund in exchange for the Target Fund’s Assets shall equal the number of shares of the Target Fund outstanding as of the Valuation Time.

(c)	The net asset value per share of the Acquiring Fund Shares issued in connection with the Reorganization shall be determined to the nearest full cent as of the Valuation Time, by dividing the net value of the Target Fund’s Assets (described in Section 2.1(a)) attributable to the Target Fund’s shares by the number of Acquiring Fund Shares issued in connection with the Reorganization (described in Section 2.1(b)).

(d)	All computations of value shall be made by the Acquiring Fund’s administrator using the Acquiring Fund Valuation Procedures and shall be subject to review by the Target Fund’s administrator and, if requested by either the Target Trust or the Acquiring Trust, by the independent registered public accountant of the requesting party at the expense of the requesting party. The Target Trust and the Acquiring Trust agree to use commercially reasonable and good faith efforts to cause their respective administrators and investment advisers to work together to resolve before the Closing Date any material differences identified between the valuations of the portfolio assets of the Target Fund determined using the Acquiring Fund’s valuation procedures as compared to the prices of the same portfolio assets determined using the Target Fund’s valuation procedures.

(e)	“Valuation Time” shall mean immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the Valuation Date.

(f)	“Valuation Date” shall mean the business day immediately preceding the Closing Date.

3.	CLOSING AND CLOSING DATE

3.1. The Reorganization shall close on [____] or such other date as the parties may agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties (the “Closing Time”). The Closing of the Reorganization may be held in person, by facsimile, email or such other communication means as the parties may agree.

3.2. With respect to the Reorganization:

(a)	The Target Fund’s Assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date to the Acquiring Fund’s custodian (the “Acquiring Custodian”) for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Trust shall direct the Target Fund’s custodian (the “Target Custodian”) to deliver to the Acquiring Custodian as of the Closing Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under 1940 Act) in which the Assets are deposited, the Target Fund’s Assets so held. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such Assets purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered Assets if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Custodian, such as brokers’ confirmation slips.

(b)	The Target Trust shall direct the Target Custodian to deliver, at the Closing or promptly thereafter, a certificate of an authorized officer stating that, except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date.

(c)	At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request.

(d)	The Target Trust shall direct the transfer agent for the Target Fund (the “Target Transfer Agent”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Trust, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall cause to be issued and delivered to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide other evidence reasonably satisfactory to the Target Trust that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e)	In the event that on the Valuation Date or the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquiring Trust or the Target Trust or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored, or on such later date as agreed to by the Target Fund and Acquiring Fund.

4.	REPRESENTATIONS AND WARRANTIES

4.1 The Target Trust, on behalf of itself or, where applicable, the Target Fund, represents and warrants to the Acquiring Trust and the Acquiring Fund as follows:

(a)	The Target Fund is duly organized as a series of the Target Trust, which is a business trust duly formed and validly existing under the laws of Delaware with power under its Agreement and Declaration of Trust and by-laws, as each may have been amended from time to time and are currently in effect (“Governing Documents”), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder;

(b)	The Target Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c)	No consent, approval, authorization, or order of any court or governmental authority or FINRA is required for the consummation by the Target Fund and the Target Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;

(d)	The current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)	The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;

(f)	Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that, if disclosed in writing to the Acquiring Fund, the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such Assets;

(g)	The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Target Trust’s Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or the Target Trust is a party or by which it is bound;

(h)	Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Trust, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Target Trust’s knowledge, threatened against the Target Trust or the Target Fund that, if adversely determined, would materially and adversely affect the Target Trust’s or the Target Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Target Trust, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such litigation, proceedings or investigations, and neither the Target Trust nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)	The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year have been audited by an independent registered public accounting firm, which is identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A (respectively, the “Prospectus” and “Statement of Additional Information”). Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date(s) in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date(s) not disclosed therein;

(j)	Since the last day of either (i) the fiscal year covered by the Target Fund’s most recent annual report to shareholders, or (ii) the fiscal half-year covered by the Target Fund’s most recent semi-annual report to shareholders, whichever is more recent, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business. For purposes of this paragraph, a decline in net asset value due to declines in market value of securities held by the Target Fund, the redemption of Target Fund shares held by shareholders of the Target Fund or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;

(k)	All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Target Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

(l)	The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Target Trust, on behalf of the Target Fund, and subject to the approval of the shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)	Within a timeframe mutually agreeable to the parties, the Target Fund will provide the Acquiring Fund with such information relating to the Target Fund as is reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b)) in connection with the meeting of shareholders of the Target Fund to approve this Agreement and such information, as of the date provided through the date of the meeting of shareholders of the Target Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Trust for use therein;

(n)	The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(o)	Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Fund, the Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(p)	The Acquiring Fund Shares to be issued pursuant to the terms of this Agreement are not being acquired by the Target Fund for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement;

(q)	On the Closing Date, all Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Trust’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Target Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(r)	The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. The Target Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause the Target Fund to fail to be qualified as a regulated investment company as of the Closing Date. The Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The Target Fund has been eligible to and has computed its federal income tax under Section 852 of the Code, and has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code;

(s)	The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (q) or (r) of this Section 4.1;

(t)	The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(u)	The Target Fund has no unamortized or unpaid organizational fees or expenses;

(v)	The Target Fund is in compliance in all material respects with applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury Regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder;

(w)	The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder;

(x)	The Target Fund has maintained since formation its September 30 fiscal year-end for U.S. federal income tax purposes, and has never changed its September 30 fiscal year-end for U.S. federal income tax purposes, by for example, filing Internal Revenue Service Form 1128 “Application to Adopt, Change, or retain a Tax Year”; and

(y)	The tax representation certificate to be delivered by the Target Trust, on behalf of the Target Fund, to Ropes & Gray LLP at the Closing pursuant to Section 7.1(i) hereof (the “Target Fund Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Trust and to the Target Fund as follows:

(a)	The Acquiring Fund is duly organized as a series of the Acquiring Trust, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware, with power under its Governing Documents, to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted, and to enter into this Agreement and perform its obligations hereunder.

(b)	The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c)	Prior to the Closing, the registration of the Acquiring Fund Shares to be issued in the Reorganization under the 1933 Act will be in full force and effect;

(d)	No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund and the Acquiring Trust of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Date) under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(e)	The prospectuses and statements of additional information of the Acquiring Fund, including supplements thereto, to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(f)	The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Acquiring Trust’s Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Trust is a party or by which it is bound;

(g)	Except as otherwise disclosed in writing to and accepted by or on behalf of the Target Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Acquiring Trust’s knowledge, threatened against the Acquiring Trust or the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Trust’s or the Acquiring Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Acquiring Fund and the Acquiring Trust, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such litigation, proceedings or investigation and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)	By the Closing, the Acquiring Trust’s board of trustees and officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence operations as a registered open-end management investment company, including, without limitation, approving and authorizing the execution of investment advisory contracts in the manner required by the 1940 Act and approving and authorizing the execution of such other contracts as are necessary for the operation of the Acquiring Fund;

(i)	The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the board of the trustees of the Acquiring Trust, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(j)	The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Trust and the Acquiring Fund;

(k)	The information provided by the Acquiring Fund for use in the N-14 Registration Statement (as defined in Section 5.1(b)) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which such statements were made, not misleading, on the effective date of such N-14 Registration Statement, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein; and

(l)	The Acquiring Fund (i) will elect to be taxed as a regulated investment company under Subchapter M of the Code, will qualify for the tax treatment afforded regulated investment companies under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for subsequent taxable years, (ii) will be eligible to compute its federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date. The Acquiring Fund has not taken any action, caused any action to be taken, or caused any action to fail to be taken, which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company for the taxable year that includes the Closing Date;

(m)	The tax representation certificate to be delivered by the Acquiring Trust, on behalf of the Acquiring Fund, to Ropes & Gray LLP at the Closing pursuant to Section 6.1(g) hereof (the “Acquiring Fund Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading; and

(n)	As of the Closing Date, the Acquiring Fund will have no assets (other than any seed capital invested by the Acquiring Fund’s sole initial shareholder) and no liabilities. The Acquiring Fund has not commenced investment operations and will not commence investment operations until after the Closing.

4.3 The Target Fund Adviser represents and warrants to the Target Trust and the Acquiring Trust as follows:

(a)	The Target Fund Adviser is a limited partnership, duly formed, validly existing and in good standing under the laws of the State of Delaware.

(b)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund Adviser, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund Adviser, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

5.	COVENANTS

5.1. With respect to the Reorganization:

(a)	The Target Fund: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business for the Target Fund may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. The Acquiring Fund shall not have commenced operations, prepared books of account and related records or financial statements or issued any shares except for those operations commenced, books of accounts and related records or financial statements prepared or shares issued in connection with a private placement to the initial shareholder of the Acquiring Fund to secure any required initial shareholder approvals.

(b)	The parties hereto shall cooperate in preparing, and the Acquiring Trust shall file with the Commission, a registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund Shares to be issued in connection with the Reorganization and include a proxy statement with respect to the votes of the shareholders of the Target Fund to approve the Reorganization and such other matters to which as the parties may agree (the “N-14 Registration Statement”).

(c)	The Target Trust will call a meeting of the shareholders of the Target Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

(d)	The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

(e)	The Target Trust, on behalf of the Target Fund, will provide the Acquiring Fund with (i) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (ii) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as the Acquiring Trust may reasonably request concerning Target Fund shares or Target Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (iii) the tax books and records of the Target Fund, or copies thereof (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1 and § 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (iv) all FASB ASC 740 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”), or copies thereof. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.

(f)	Subject to the provisions of this Agreement, each party will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement. In particular, the Target Trust and the Target Fund Adviser each covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Target Fund’s Assets and otherwise to carry out the intent and purpose of this Agreement.

(g)	Promptly after the Closing, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1.2(d) hereof.

(h)	It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1)(F) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. At or before the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Ropes & Gray LLP to render the tax opinion contemplated in this Agreement.

(i)	Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.

(j)	The Target Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (i) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (ii) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.

(k)	The Target Trust, on behalf of the Target Fund, agrees that the acquisition of all Assets and assumption of all Liabilities of the Target Fund by the Acquiring Trust, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim. For the avoidance of all doubt, the Target Trust hereby assigns to the Acquiring Trust all rights, causes of action, and other claims against third parties relating to the Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.

(l)	The Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, (i) a statement of the earnings and profits and capital loss carryovers of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Target Trust’s President and Treasurer and (ii) a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Target Trust, as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.

(m)	The Target Trust agrees that the liquidation of the Target Fund will be effected in the manner provided in the Target Trust Governing Documents in accordance with applicable law, and that on and after the Closing Date, the Target Fund shall not conduct any business except in connection with its immediate liquidation.

(n)	Neither Target Fund nor Acquiring Fund shall take any action that is inconsistent with the representations set forth herein or, with respect to the Target Fund or Target Trust, in the Target Fund Tax Representation Certificate and, with respect to the Acquiring Fund, in the Acquiring Fund Tax Representation Certificate.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

6.1. With respect to the Reorganization, the obligations of the Target Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the performance by the Acquiring Trust and the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:

(a)	All representations and warranties of the Acquiring Trust and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b)	The Acquiring Trust shall have delivered to the Target Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c)	The Acquiring Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust and the Acquiring Fund, on or before the Closing Date;

(d)	The Target Trust shall have received a favorable opinion of Ropes & Gray LLP, counsel to the Acquiring Trust, dated the Closing Date and in a form satisfactory to the Target Trust, to the following effect:

(i)	The Acquiring Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Acquiring Trust;

(ii)	This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Trust and, assuming the approval of the Agreement by the Target Fund Shareholders and assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Acquiring Trust enforceable against the Acquiring Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii)	The Acquiring Fund Shares to be issued for transfer to the Target Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(iv)	The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust of its obligations hereunder will not, violate the Acquiring Trust’s organizational documents;

(v)	The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect;

(vi)	Except as disclosed in writing to the Target Trust, such counsel knows of no material legal proceedings pending against the Acquiring Fund or the Acquiring Trust; and

(vii)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust of the transactions contemplated by this Agreement except such as have been obtained;

(e)	In connection with the opinions contemplated by Section 6.1(d), it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Acquiring Trust;

(f)	The Board of Trustees of the Acquiring Trust shall have approved this Agreement and the transactions contemplated hereby. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Target Trust may waive the condition set forth in this Section 6.1(f); and

(g)	The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Target Trust and Ropes & Gray LLP an Acquiring Fund Tax Representation Certificate, satisfactory to Ropes & Gray LLP, in a form mutually acceptable to the Acquiring Trust and the Target Trust, concerning certain tax-related matters.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1. With respect to the Reorganization, the obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Target Trust and the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a)	All representations and warranties of the Target Trust and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b)	The Target Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c)	The Target Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Trust (i) a statement of the Target Fund’s Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Target Trust, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, and (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund;

(d)	The Target Custodian shall have delivered the certificate contemplated by Section 3.2(b) of this Agreement, duly executed by an authorized officer of the Target Custodian;

(e)	The Target Trust and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Trust and the Target Fund, on or before the Closing Date;

(f)	The Acquiring Trust shall have received a favorable opinion of K&L Gates LLP, counsel to the Target Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

(i)	The Target Trust is duly formed and validly existing under the laws of The State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and the Target Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Target Trust;

(ii)	This Agreement has been duly authorized, executed and delivered on behalf of the Target Trust and, assuming the approval of the Agreement by the Target Fund Shareholders and assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Target Trust enforceable against the Target Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii)	The Target Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Target Fund will have duly transferred such assets to the Acquiring Fund;

(iv)	The execution and delivery of this Agreement did not, and the performance by the Target Trust of its obligations hereunder will not, violate the Target Trust’s organizational documents;

(v)	The Target Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect;

(vi)	Except as disclosed in writing to the Acquiring Trust, such counsel knows of no material legal proceedings pending against the Target Fund or the Target Trust; and

(vii)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Trust of the transactions contemplated by this Agreement except such as have been obtained;

(g)	In connection with the opinions contemplated by Section 7.1(f), it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Target Trust;

(h)	The Board of Trustees of the Target Trust shall have approved this Agreement and the transactions contemplated hereby. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Target Trust may waive the condition set forth in this Section 7.1(h); and

(i)	The Target Trust, on behalf of the Target Fund, shall have delivered to Ropes & Gray LLP a Target Fund Tax Representation Certificate, satisfactory to Ropes & Gray LLP, in a form mutually acceptable to the Target Trust and the Acquiring Trust, concerning certain tax-related matters.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Trust or Target Trust, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement shall have been approved by the requisite vote of the Target Fund Shareholders in accordance with the provisions of the Target Trust Governing Documents, Delaware law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Trust’s or the Acquiring Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and

8.5 The Target Trust and Acquiring Trust shall have received an opinion of Ropes & Gray LLP (“Counsel”) as to the federal income tax consequences set forth on Schedule 8.5 attached hereto (“Tax Opinion”). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this section 8, may treat them as representations and warranties the Target Trust and Acquiring Trust made to Counsel, and may rely as to factual matters, exclusively and without independent verification, on those representations and warranties and on the Acquiring Fund Tax Representation Certificate and the Target Fund Tax Representation Certificate (collectively, “Representations”). Notwithstanding the foregoing, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder thereof with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the transfer of such Asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

9.	FEES AND EXPENSES

9.1. The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. The Target Fund Adviser and Acquiring Fund Adviser will bear those expenses relating to the Reorganization as set forth in this Section 9.2, whether or not the Reorganization is consummated. The costs relating to the Reorganization to be borne by the Target Fund Adviser and Acquiring Fund Adviser shall include costs associated with the preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/proxy statement contained therein), legal fees, accounting fees, transfer agent and custodian conversion costs, and expenses of soliciting Target Fund Shareholders and holding the shareholder meeting (and adjournments thereof). The costs relating to the Reorganization shall not include brokerage or other transaction costs, including capital gains taxes and transfer taxes for foreign securities, incurred in connection with the Reorganization, and such costs nevertheless shall be borne by the Target Fund. The costs relating to the Reorganization shall not include expenses associated with qualification of Acquiring Fund Shares for sale in the various states, incurred in connection with the Reorganization, and such costs shall be borne by the Acquiring Fund. Notwithstanding the foregoing, the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result in the Target Fund or the Acquiring Fund failing to qualify and be eligible for treatment as a regulated investment company under Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as a “reorganization” under Section 368(a)(1)(F) of the Code. This Section 9.2 shall survive the termination of this Agreement and the Closing.

10.	COOPERATION AND EXCHANGE OF INFORMATION

With respect to the Reorganization, prior to the Closing and for a reasonable time thereafter, the Target Trust and the Acquiring Trust will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Trust shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

If applicable, the Acquiring Fund shall receive certificates following the Closing, promptly upon reasonable request, from the principal executive officer and principal financial officer, or persons performing similar functions, of the Target Trust to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of the Target Trust have concluded that, based on their evaluation of the effectiveness of the Target Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures were effective to provide reasonable assurance regarding the reliability of information provided by the Target Trust to the Acquiring Trust with respect to the Target Fund’s operations prior to the Closing that is required to be disclosed by the Acquiring Trust on Forms N-CSR or any forms adopted by the Commission in replacement of Forms N-CSR.

11.	INDEMNIFICATION

With respect to the Reorganization:

11.1. The Target Fund (solely out of the Target Fund’s assets and property, including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies, or otherwise by or on behalf of the Target Fund pursuant to any indemnification agreements) agrees to indemnify and hold harmless the Acquiring Trust and each of its officers and trustees and the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Trust or any of its trustees or officers or the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.

11.2. The Acquiring Trust, on behalf of the Acquiring Fund, agrees to indemnify and hold harmless the Target Trust and each of its officers and trustees and the Target Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Trust or any of its trustees or officers or the Target Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.

12.	ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

12.1. Except as described in a separate confidentiality agreement between the Acquiring Trust and the Target Trust and a separate indemnification agreement among the Target Trust, Target Fund Adviser and the Acquiring Trust, each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

13.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the Acquiring Trust and the Target Trust; (ii) by either the Acquiring Trust or the Target Trust if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith; (iii) by the Acquiring Trust if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Acquiring Trust; (iv) by the Target Trust if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Target Trust; or (v) by either the Acquiring Trust or the Target Trust if a determination is made by such trust’s board of trustees that the consummation of the transactions contemplated herein are not in the best interest of the Acquiring Trust or the Target Trust, respectively. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for (i) any such material breach or intentional misrepresentation or (ii) the parties’ respective obligations under Sections 9 and 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

15.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; PUBLICITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS

15.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable Federal law, without regard to its principles of conflicts of laws.

15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

15.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of (i) the Target Fund or the Acquiring Fund, as applicable, as provided in the Target Trust Governing Documents and the Acquiring Trust Governing Documents and (ii) the other parties. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

15.6. Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other parties prior to such issuance.

15.7. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

15.8. A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.

15.9. Notwithstanding any other provision of this Agreement, the requirement to deliver a certificate at Closing may be waived by the party to which it is required to be delivered.

16.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

For Target Trust:

Highland Funds I

300 Crescent Court, Suite 700

Dallas, Texas 75201

Attention: Secretary

For Acquiring Trust:

BondBloxx ETF Trust

700 Larkspur Landing Circle, Suite 250

Larkspur, CA 94939

For Target Fund Adviser:

NexPoint Asset Management, L.P.

300 Crescent Court, Suite 700

Dallas, Texas 75201

Attention: Chief Compliance Officer

[Signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

NexPoint Funds I,

on behalf of the

Highland/iBoxx Senior Loan ETF

By:
Name:
Title:

NexPoint Asset Management, L.P.,

solely for the purposes of 1.2(f), 1.2(g), 4.3, 5.1(f), and 9.2

By:	Strand Advisors XVI, Inc., its general partner

By:
Name:
Title:

BondBloxx Investment Management Corporation

solely for the purposes of Sections 1.2(f), 1.2(g), 4.3, 5.1(f), and 9.2

By:
Name:
Title:

BondBloxx ETF Trust,

on behalf of the

BondBloxx USD High Yield Bond Sector Rotation ETF

By:
Name:
Title:

Signature Page to Agreement and Plan of Reorganization

Exhibit A

Target Fund	Acquiring Fund
If a shareholder owns shares of:	The shareholder will receive shares of:
Highland/iBoxx Senior Loan ETF	BondBloxx USD High Yield Bond Sector Rotation ETF

Schedule 8.5
Tax Opinion

With respect to the Reorganization for U.S. federal income tax purposes, although not free from doubt:

i.	The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by Target Fund to its shareholders of Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

ii.	No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and the assumption of all of its liabilities by the Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

iii.	No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

iv.	No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by Target Fund to shareholders of the Target Fund in complete liquidation (in pursuance of the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.

v.	The tax basis of the assets of the Target Fund received by the Acquiring Fund in the Reorganization will be the same as the tax basis of such assets in the hands of Target Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.

vi.	The holding periods of the assets of the Target Fund received in the Reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.

vii.	No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund Shares solely for the Acquiring Fund Shares pursuant to Section 354(a) of the Code.

viii.	The aggregate tax basis of Acquiring Fund Shares received by a shareholder of the Target Fund will be the same as the aggregate tax basis of such Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

ix.	The holding period of the Acquiring Fund Shares received by a shareholder of the Target Fund will include the holding period of such Target Fund Shares exchanged therefor, provided that the shareholder held such Target Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

x.	Acquiring Fund will succeed to and take into account the items of Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code.

EXHIBIT B

OWNERSHIP OF THE TARGET FUND

Significant Holders

The following table shows, as of the Record Date, the accounts of the Target Fund that own of record 5% or more of the Target Fund. Unless otherwise indicated, the Target Trust has no knowledge of beneficial ownership.

Name and Address	Outstanding Shares Held	Percentage of Class (%)

B-1

STATEMENT OF ADDITIONAL INFORMATION

[____] , 2023

RELATING TO THE ACQUISITION OF THE ASSETS OF:

Highland/iBoxx Senior Loan ETF

c/o DST Asset Manager Solutions, Inc. 430

W 7th Street Suite 219424

Kansas City, MO 64105-1407

(866) 620-0678

BY AND IN EXCHANGE FOR SHARES OF

BondBloxx USD High Yield Bond Sector Rotation ETF

700 Larkspur Landing Circle, Suite 250

Larkspur, CA 94939

(800) 896-5089

This Statement of Additional Information, dated [___], 2023, is not a prospectus. A Prospectus/Proxy Statement, dated [____], 2023, related to the acquisition of the assets of the Highland/iBoxx Senior Loan ETF (“Target Fund”) by and in exchange for shares of the BondBloxx USD High Yield Bond Sector Rotation ETF (the “Acquiring Fund”) may be obtained from the Target Fund, by writing or calling at the address and telephone number shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement. Unless otherwise indicated, capitalized terms used herein have the same meanings as are given to them in the Prospectus/Proxy Statement.

TABLE OF CONTENTS

1.	Statement of Additional Information (“SAI”) of Highland/iBoxx Senior Loan ETF, a series of NexPoint Funds I Trust, dated October 31, 2022.
2.	Audited Financial Statements of Highland/iBoxx Senior Loan ETF, a series of NexPoint Funds I Trust, dated October 31, 2022.

i

INFORMATION INCORPORATED BY REFERENCE

Highland/iBoxx Senior Loan ETF

BondBloxx USD High Yield Bond Sector Rotation ETF

The following documents are incorporated by reference into this SAI. Copies of the Target Fund’s documents may be obtained at Federated Hermes Funds, c/o DST Asset Manager Solutions, Inc. 430 W 7th Street Suite 219424 Kansas City, MO 64105-1407 or by calling [____]. Copies of the Acquiring Fund’s documents may be obtained from the Acquiring Trust’s distributor, Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, calling (866) 251-6920.

1.	SAI for the Highland/iBoxx Senior Loan ETF dated October 31, 2022, as supplemented, (File Nos. 811-21866 and 333-132400);
2.	SAI for the BondBloxx USD High Yield Bond Sector Rotation ETF dated [____], 2023, as supplemented, (File Nos. 811-23731 and 333-258986);
3.	Annual Report for Highland/iBoxx Senior Loan ETF dated June 30, 2022 (File Nos. 811-21866 and 333-132400);
4.	Semi-Annual Report for Highland/iBoxx Senior Loan ETF dated December 31, 2022 (File Nos. 811-21866 and 333-132400)

SUPPLEMENTAL FINANCIAL INFORMATION (UNAUDITED)

A table showing the fees of the Target Fund and the Acquiring Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Summary—Comparative Fee Tables” section of the Prospectus/Proxy Statement.

A narrative description of the material differences between the accounting and valuation policies of the Target Funds and the Acquiring Funds, based on asset type, is included below. While the discussion below outlines certain minor differences in methodology used by the Target Funds and Acquiring Funds when valuing different security types, the Funds have agreed to use commercially reasonable efforts to work together to resolve any material differences as described in more detail in the Agreement and Plans of Reorganization. The Target Fund’s Adviser and the Acquiring Fund’s Adviser do not anticipate that any such differences in valuation procedures would result in material changes to the market value of your investments.

HIGHLAND/IBOXX SENIOR LOAN ETF, a series of
NEXPOINT FUND I TRUST

Investment Adviser
NexPoint Asset Management, L.P.

Administrator and Distributor

SEI Investments Global Funds Services

One Freedom Valley Drive Oaks, Pennsylvania 19456

BONDBLOXX USD HIGH YIELD BOND SECTOR ROTATION ETF, a series of

BONDBLOXX ETF TRUST

Investment Adviser

BondBloxx Investment Management Corporation

700 Larkspur Landing Circle, Suite 250

Larkspur, CA 94939

Administrator

Brown Brothers Harriman & Co.

50 Post Office Square, Boston, MA 02110

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100, Portland, ME 04101

Item 15. Indemnification

Reference is made to Article VII of the Registrant’s Amended and Restated Agreement and Declaration of Trust, which is Exhibit 1.1 to this Registration Statement and which is incorporated herein by reference.

Reference is made to Section 6 of the Form of Distribution Agreement between the Registrant and the Distributor, which is Exhibit 7 to this Registration Statement and which is incorporated herein by reference.

Reference is made to Section 13 of the Form of Authorized Participant Agreement between the Participant, Distributor, and Brown Brothers Harriman & Co., which is Exhibit 13.3 to this Registration Statement and which is incorporated herein by reference.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to the trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, an officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

1.	Agreement and Declaration of Trust of the Registrant, dated August 17, 2021, incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 20, 2021.

1.1.	Amended and Restated Agreement and Declaration of Trust of the Registrant, dated November 22, 2021, incorporated by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A, as filed on December 8, 2021.

2.	Bylaws of the Registrant, dated August 17, 2021, incorporated by reference to Registrant’s Registration Statement on Form N-1A, as filed on August 20, 2021.

3.	Not Applicable

4.	Form of Agreement and Plans of Reorganization filed herein as Exhibit A to the Prospectus/Proxy Statement

5.	Not Applicable

6.	Investment Advisory Agreement between the Trust and BIM on behalf of BondBloxx USD High Yield Bond Sector Rotation ETF, incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A, as filed on April 6, 2023.

6.1.	Investment Advisory Agreement among BondBloxx ETF Trust, BondBloxx Investment Management Corporation, and Delaware Investments Fund Advisers incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A, as filed on April 6, 2023.

7.	Form of Distribution Agreement, dated January 7, 2022, incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, as filed on December 8, 2021.

7.1

Form of First Amendment to the Distribution Agreement, dated May 17, 2022, incorporated by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed on May 24, 2022.

7.2	Form of Second Amendment to Distribution Agreement, incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A filed on September 6, 2022.

7.3.	Form of Third Amendment to the Distribution Agreement, to be filed by amendment.

8.	Not Applicable

9.	Form of Custodian Agreement, incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed on December 8, 2021.

9.1.	Form of Amendment to Custodian Agreement, dated May 19, 2022, incorporated by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed on May 24, 2022.

9.2	Form of Amendment to Custodian Agreement, incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A filed on September 6, 2022.

10.	Not Applicable

11.	Conformed Copy of Opinion & Consent of Counsel Regarding the Legality of Shares, filed herewith.

12.	Opinion and Consent of Ropes & Gray LLP regarding Tax Consequences of the Reorganization, to be filed by amendment.

13.	Form of Transfer and Administrative Agency Agreement, dated November 29, 2021, incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed on December 8, 2021.

13.1	Form of Amendment to Transfer and Administrative Agency Agreement, dated November 29, 2021, incorporated by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed on May 24, 2022.

13.2

Form of Amendment to Transfer and Administrative Agency Agreement, incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A filed on September 6, 2022.

13.3	Form of Fund of Funds Investment Agreement, incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A filed on September 6, 2022.

13.4	Form of Authorized Participant Agreement, incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed on December 8, 2021.

14.	Consent of Cohen & Company, Ltd., Independent Registered Public Accounting Firm relating to the Target Fund, filed herewith.

15.	Not Applicable

16.1	Power of Attorney of the Registrant, filed herewith.

16.2	Power of Attorney of the Registrant, filed herewith.

17.	Form of Proxy Card, filed herewith.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item (16)(12) of Form N-14 prior to the closing date of the reorganization.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Larkspur and in the state of California, on the 20th day of June 2023.

BY:	/s/ Joanna Gallegos
Joanna Gallegos
Chief Executive Officer, President, Secretary and Trustee

As required by the Securities Act of 1933, this registration statement has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE

	Trustee	June 20, 2023
Allan Eberhart*

	Trustee	June 20, 2023
David Lonergan*

	Trustee	June 20, 2023
Stephen Messinger*

	Trustee	June 20, 2023
H. Michael Williams*

	Chief Executive Officer, President, Secretary and Trustee	June 20, 2023
Joanna Gallegos*

	Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer	June 20, 2023
Tony Kelly*

*By:	/s/ Joanna Gallegos
Joanna Gallegos

Attorney-in-Fact (Pursuant to a Power of Attorney)